Exhibit 3.1
FORM OF CERTIFICATE OF DESIGNATION of Series A, B, C, and D Cumulative Preferred Stock
***
CERTIFICATE OF DESIGNATIONS OF
SERIES A 13.5% CUMULATIVE PREFERRED STOCK
Pursuant to Section 151 of the General Corporation Law of the State of Delaware, P3 Health Partners Inc., a Delaware corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, does hereby submit the following:
WHEREAS, the Certificate of Incorporation of the Corporation (as amended, the “Certificate of Incorporation”) authorizes the issuance of up to 10,000,000 shares of the Corporation’s preferred stock, par value $0.0001 per share (“Preferred Stock”), in one or more series, and expressly authorizes the Board of Directors of the Corporation (the “Board”), subject to limitations prescribed by law, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock, and, with respect to each such series, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation., rights, preferences, powers, restrictions, and limitations of the shares of such series;
WHEREAS, it is the desire of the Board to establish and fix the number of shares to be included in a new series of Preferred Stock and the designations, rights, preferences, powers, restrictions, and limitations of the shares of such new series.
NOW, THEREFORE, BE IT RESOLVED, that the Board does hereby provide for the issuance of a series of Preferred Stock and does hereby in this Certificate of Designations (this “Certificate of Designations”) establish and fix and herein state and express the designations, rights, preferences, powers, restrictions, and limitations of such series of Preferred Stock as follows:
1.Designation and Amount. The shares of such series of Preferred Stock will be designated as “Series A 13.5% Cumulative Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting such series will be 650,000 shares, par value $0.0001 per share and a stated value of $100.00 per share (the “Stated Value”).
2.No Sinking Fund. The Series A Preferred Stock will not be subject to any sinking fund and will remain outstanding indefinitely unless redeemed or otherwise repurchased as provided in Section 6 hereof. The Corporation is not required to set aside funds to redeem the Series A Preferred Stock.
3.Ranking. The Series A Preferred Stock will rank, with respect to rights to the payment of dividends and the distribution of assets upon the Corporation’s liquidation, dissolution or winding up, (i) senior to all classes or series of the Corporation’s common stock and to all other equity securities issued by the Corporation other than equity securities referenced in clauses (ii) and (iii) of this Section 3 (collectively, “Junior Securities”), (ii) on parity with all equity securities issued by the Corporation with terms specifically providing that those equity securities rank on parity with the Series A Preferred Stock with respect to rights to the payment of dividends and the distribution of assets upon the Corporation’s liquidation, dissolution or winding up, including the Series B Preferred Stock, the Series D Preferred Stock, and the Series D Preferred Stock (collectively, “Parity Securities”); and (iii) effectively junior to all of the Corporation’s existing and future indebtedness (including indebtedness convertible into the Corporation’s common stock or Preferred Stock) and to the indebtedness and other liabilities of (as well as any preferred equity interests held by others in) the Corporation’s existing subsidiaries and any future subsidiaries (collectively, “Senior Securities”).
4.Dividends.
(a)For each share of Series A Preferred Stock, from, and including, the date of issuance (the “Issue Date”) with respect to such share, cumulative dividends shall accrue on the Stated Value of each share of Series A Preferred Stock at a rate of 13.5% (the “Dividend Rate”). Dividends on each share of Series A Preferred Stock shall accrue daily from and after the applicable Issue Date of such share but shall compound on an annual basis, to the extent not paid on a Dividend Payment Date (as defined below) as set forth below, whether or not earned or declared, and whether or not there are earnings or profits, surplus or other funds or assets of the Corporation legally available for the payment of dividends. Dividends payable on the Series A Preferred Stock will be computed on the basis of a 360-day year consisting of twelve 30-day months, provided that for partial dividend periods, dividend payments will be pro-rated, unless otherwise provided in the applicable securities offering and sale documents. Holders of shares of the Series A Preferred Stock (each a “Holder” and collectively, the “Holders”) are entitled to receive, but shall be payable only when, as and if declared by the Board or upon the occurrence of a Liquidity Event (as defined below), out of funds of the Corporation legally available for the payment of dividends, cumulative cash dividends at the Dividend Rate on the Stated Value, or at the sole election of the Corporation, such dividends may be paid in-kind in the form of the issuance of additional shares of Series A Preferred Stock (“PIK Dividend”). Accrued but undeclared dividends shall not be payable unless otherwise declared by the Board or upon the occurrence of a Liquidity Event. For the avoidance of doubt, dividends shall accrue pursuant to the terms of this Section 4 on any shares of Series A Preferred Stock issued as PIK Dividends from the Issue Date of such shares. Commencing on the Issue Date, dividends will accrue on the Series A Preferred Stock daily and will be payable on such date declared by the Board or the occurrence of a Liquidity Event (each such date, a “Dividend Payment Date”) to the holders of record of the Series A Preferred Stock as they appear on the stock records of the Corporation at the close of business on the day preceding the Dividend Payment Date, regardless of whether a Business Day (as defined below) (each, a “Dividend Record Date”); provided, that if any Dividend Payment Date is not a Business Day, then the dividend which would otherwise have been payable on that Dividend Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Dividend Payment Date, and no interest, additional dividends or other sums will accumulate on the amount so payable for the period from and after such Dividend Payment Date to such next succeeding Business Day. The Corporation shall not issue any fractional shares of Series A Preferred Stock upon a PIK Dividend and in the event that any PIK Dividend would result in the issuance of a fractional share, the number of shares of Series A Preferred Stock issued or issuable to such Holder shall be rounded up to the nearest whole share of Series A Preferred Stock.
(b)No dividends on shares of Series A Preferred Stock will be authorized by the Board or paid or set apart for payment by the Corporation at any time when the authorization, payment or setting apart for payment is restricted or prohibited by law.
(c)Notwithstanding anything to the contrary contained herein, unless paid in cash or in-kind, dividends on the Series A Preferred Stock will accrue regardless of whether the Corporation has earnings, regardless of whether there are funds legally available for the payment of those dividends and regardless of whether those dividends are declared by the Board. Any dividend payment made on the Series A Preferred Stock will first be credited against the earliest accumulated but unpaid dividend due with respect to those shares of Series A Preferred Stock.
(d)Future cash distributions on the Corporation’s common stock, and any other series of Preferred Stock (if issued), including the Series A Preferred Stock, will be at the discretion of the Board and will depend on, among other things, the Corporation’s results of operations, cash flow from operations, financial condition and capital requirements, any debt service requirements, applicable legal requirements and any other factors the Board deems relevant. Accordingly, the Corporation cannot guarantee that it will be able to make cash distributions on its Series A Preferred Stock or what the actual distributions will be for any future period.
(e)Unless full cumulative dividends on all shares of Series A Preferred Stock have been or contemporaneously are declared and paid or declared and a sum or shares sufficient for the payment thereof has been or contemporaneously is set apart for payment for all past dividend periods, no dividends will be declared or paid or set aside for payment upon shares of common stock or Preferred Stock that the Corporation may issue ranking junior to or on parity with the Series A Preferred Stock as to the payment of dividends, or upon liquidation, dissolution, or winding up or will any other distribution be declared or made upon shares of common stock or Preferred Stock that the Corporation may issue ranking junior to or on parity with the Series A Preferred Stock as to the payment of dividends, or the distribution of assets upon liquidation, dissolution, or winding up.

(f)When dividends are not paid in full (or a sum or shares sufficient for such full payment is not so set apart) upon the Series A Preferred Stock and the shares of any other series of Preferred Stock that the Corporation may issue ranking on a parity as to the payment of dividends with the Series A Preferred Stock, all dividends declared on the Series A Preferred Stock and any other series of Preferred Stock that the Corporation may issue ranking on parity as to the payment of dividends with the Series A Preferred Stock will be declared pro rata so that the amount of dividends declared per share of Series A Preferred Stock and such other series of Preferred Stock that the Corporation may issue will in all cases bear to each other the same ratio that accrued dividends per share on the Series A Preferred Stock and such other series of Preferred Stock that the Corporation may issue (which will not include any accrual in respect of unpaid dividends for prior dividend periods if such Preferred Stock does not have a cumulative dividend) bear to each other. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment or payments on the Series A Preferred Stock that may be in arrears.
(g)Following are definitions of certain terms used in this Certificate of Designations.
i.“Business Day” will mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of Delaware are authorized or obligated by law or executive order to close.
ii.“Liquidity Event” means any of the following:
(1)the Corporation fails to pay any obligation hereunder, when and as the same will become due and payable under the terms hereof;
(2)an involuntary proceeding is commenced or an involuntary petition is filed seeking (i) liquidation, reorganization or other relief in respect of the Corporation or its debts, or of a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Corporation or for a substantial part of its assets, and, in the case of each of the foregoing, such proceeding or appointment continues undismissed, or unstayed and in effect, for a period of forty-five (45) days after the institution thereof; provided, that, if an order, decree or judgment is granted or entered (whether or not entered or subject to appeal) against Corporation in the interim, such grace period will cease to apply; provided further, that, if the Corporation files an answer admitting the material allegations of a petition filed against it in any such proceeding, such grace period will cease to apply;
(3)the Corporation (i) voluntarily commences any proceeding or files any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consents to the institution of, or fails to contest in a timely and appropriate manner, any proceeding or petition described in clause (2) of this Section 4, (iii) applies for or consents to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Corporation or for a substantial part of its assets, (iv) files an answer admitting the allegations of a petition filed against it in any such proceeding, or (v) admits in writing its inability to pay its debts as they come due or make a general assignment for the benefit of creditors; or
(4)the failure by the Corporation to observe any other covenant set forth herein and such failure will continue unremedied for a period of thirty (30) days after the earlier of the date on which (i) an officer of the Corporation obtains knowledge of such failure or (ii) written notice of such failure will have been given to the Corporation by Holder; or

(5)the occurrence of any “event of default” or similar event under the Senior Loan Agreement or any other indebtedness of the Corporation; or
(6)any Material Adverse Change (as defined in the Senior Loan Agreement) will occur; or
(7)one or more judgments or settlements for the payment of money in an aggregate amount in excess of two million five hundred thousand U.S. Dollars ($2,500,000) (or the equivalent amount in other currencies) will be rendered against or entered into by the Corporation, any of its subsidiaries or any combination thereof and (i) the same will remain undismissed, unsatisfied or undischarged for a period of forty-five (45) consecutive days during which execution will not be effectively stayed or (ii) any action will be legally taken by a judgment or settlement creditor to attach or levy upon any assets of the Corporation or any of its subsidiaries to enforce any such judgment or settlement.
(8)the occurrence of an Asset Sale or Involuntary Disposition (or series of related Asset Sales or Involuntary Dispositions) while the Series A Preferred Stock is outstanding, yielding Net Proceeds in excess of three million Dollars ($3,000,000) in the aggregate for all Asset Sales and Involuntary Dispositions (and series thereof), or if the assets subject to such Asset Sale, Involuntary Disposition or series thereof represent substantially all of the assets or revenues of the Corporation and its subsidiaries, on a consolidated basis, or represent any specific line of business which either on its own or together with other lines of business sold or otherwise disposed of account for revenue generated by such lines of business exceeding fifteen percent (15%) of the revenue of the Corporation and its subsidiaries, on a consolidated basis, in the immediately preceding year.
(9)the occurrence of a Change of Control or Qualified Financing,
iii.“Asset Sale” sale means any sale, lease, license, transfer, or otherwise disposition of any of the Corporation’s or its subsidiaries’ property (including accounts receivable and equity interests of subsidiaries) to any person in one transaction or series of transactions, except: transfers of cash in the ordinary course of its business for equivalent value; sales of inventory in the ordinary course of its business on ordinary business terms; development and other collaborative arrangements where such arrangements provide for the licenses or disclosure of intellectual property rights in the ordinary course of business and consistent with general market practices where such license requires periodic payments based on per unit sales of a product, service or procedure over a period of time; provided, that, each such license does not effect a legal transfer of title to such intellectual property rights, that each such license must be a true license as opposed to a license that is a sales transaction in substance and that each such license does not materially restrict the ability of the Corporation or any of its subsidiaries to commercialize any material product of, or provide any material service or procedure by, the Corporation or any of its subsidiaries; licenses, sublicenses, leases or subleases granted to third parties in the ordinary course of business (but limited, in the case of licenses of intellectual property, to non-exclusive licenses), in each case, not interfering with the business of the Corporation and its subsidiaries; the sale or discount, in each case without recourse, of accounts receivable arising in the ordinary course of business in connection with the collection or compromise thereof; the lapse, abandonment, of other disposition of intellectual property that in the commercially reasonable business judgment of the Corporation is not (1) necessary or material for the conduct of the businesses of the Corporation and its subsidiaries or (2) material to the value of the Corporation and its subsidiaries; and dispositions, sales or other transfers among the Corporation and its subsidiaries.

iv.“Change of Control” means (1) at any time and for any reason whatsoever, any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than Chicago Pacific Capital, L.P., Chicago Pacific Founders GP, L.P. and their respective controlled affiliates, is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act, except that a person or group will be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 35% or more of the equity interests of the Corporation entitled to vote for members of the Board of Directors of the Corporation on a fully diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right), (2) at any time and for any reason whatsoever, Chicago Pacific Capital, L.P., Chicago Pacific Founders GP, L.P., the Corporation and their respective controlled affiliates will cease to own and control, directly or indirectly, beneficially and of record, equity interests representing more than 40% of the aggregate ordinary voting power for the election of the Board of Directors of P3 Health Group, LLC (“P3HG”) represented by the issued and outstanding equity interests of P3HG on a fully-diluted basis, (3) at any time and for any reason whatsoever, the Corporation will cease to be the sole managing member of P3HG, or (4) the occurrence of any “Change of Control” (or any equivalent term) under any the Senior Loan Agreement.
v.“Involuntary Disposition” means any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any property of the Corporation or any subsidiary of the Corporation.
vi.“Net Proceeds” means the aggregate amount of the cash proceeds received from any Asset Sale or Involuntary Disposition, net of (1) any bona fide costs and expenses incurred in connection with such Asset Sale or Involuntary Disposition, as applicable, (2) income, franchise, sales and other applicable taxes paid or required to be paid (as reasonably estimated in good faith by the Corporation) as a result of such Asset Sale or Involuntary Disposition, as applicable, in respect of the taxable year such Asset Sale or Involuntary Disposition, as applicable, is consummated, the computation of which will, in each case take into account the actual reduction in tax liability resulting from any available operating losses, net operating loss carryovers, tax credits, tax carry forwards or similar tax attributes, or deductions and any tax sharing arrangements, (3) the amount of any reasonable reserve established in accordance with U.S. generally accepted accounting principles against any adjustment to the sale price or any liabilities related to any of the assets sold (provided, that, to the extent and at the time any such amounts are released from reserve, such amounts will constitute Net Proceeds) and (4) amounts required to be applied to the prepayment of the obligations under the Senior Loan Agreement.
vii.“Qualified Financing” means the Corporation obtaining in one transaction or a series of related transactions financing through the sale of equity securities or debt securities, however structured, in an amount sufficient to permit the Corporation to repay in full all obligations payable under the Senior Loan Agreement.
viii.“Senior Loan Agreement” means that certain Term Loan Agreement dated as of November 19, 2020 by and among P3HG, as borrower, the subsidiary guarantors from time to time party thereto, CRG, as administrative agent and collateral agent, and the lenders from time to time party thereto (as amended on November 16, 2021 and December 21, 2021 and as further amended, restated, supplemented, extended, or otherwise modified from time to time), or a substantially similar replacement facility.
ix.“Subordination Obligations” means any restrictions existing on the date hereof, including structural and contractual restrictions, that subordinate, or have the effect of subordinating, the redemption rights of Holders hereunder with respect to the Senior Loan Agreement. Without limiting the foregoing, all redemption rights and obligations hereunder are subordinated in right of payment and the exercise of any right or remedy hereunder is subordinated, in each case, to the payment of all obligations of the

Corporation and its subsidiaries to the Lenders and the other Secured Parties (each as defined in the Senior Loan Agreement) pursuant to the Senior Loan Agreement and the other Loan Documents (as defined in the Senior Loan Agreement) pursuant to and in accordance with the terms of the Subordination Agreement (as defined in the Senior Loan Agreement) existing on the date hereof.
5.Liquidation Preference.
(a)In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Holders will be entitled to be paid out of the assets the Corporation has legally available for distribution to its stockholders, with respect to the distribution of assets upon liquidation, dissolution or winding up, a liquidation preference of $100.00 per share, plus an amount equal to any accumulated and unpaid dividends up until, but not including, the date of payment, before any distribution of assets is made to holders of the Corporation’s common stock or any other class or series of the Corporation’s capital stock that it may issue that ranks junior to the Series A Preferred Stock as to liquidation rights.
(b)In the event that, upon any such voluntary or involuntary liquidation, dissolution, or winding up, the available assets of the Corporation are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Series A Preferred Stock and the corresponding amounts payable on all shares of other classes or series of capital stock of the Corporation that it may issue ranking on parity with the Series A Preferred Stock in the distribution of assets, then the Holders and all other such classes or series of capital stock ranking on parity with the Series A Preferred Stock will share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.
(c)Holders will be entitled to written notice of any such liquidation, dissolution or winding up no fewer than 30 days and no more than 60 days prior to the payment date. After payment of the full amount of the liquidating distributions to which they are entitled, the Holders will have no right or claim to any of the remaining assets of the Corporation. The consolidation or merger of the Corporation with or into any other corporation, trust or entity or of any other entity with or into the Corporation, or the sale, lease, transfer or conveyance of all or substantially all of the property or business of the Corporation, will not be deemed a liquidation, dissolution or winding up of the Corporation.
6.Redemption.
(a)All voluntary or mandatory redemptions, in whole or in part, hereunder are subject to Subordination Obligations.
(b)The Corporation may, at its option and upon not less than 10 nor more than 60 days’ written notice, redeem the Series A Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $100.00 per share, plus any accumulated and unpaid dividends thereon up to, but not including, the redemption date (the “Redemption Price”).
(c)In the event of a Qualified Financing, the Holders have the right, but not the obligation, to redeem, in whole or in part, shares of Series A Preferred Stock for the Redemption Price upon written notice to the Corporation as set forth below.
(d)In the event the Corporation elects to redeem the Series A Preferred Stock pursuant to this Section 6, the notice of redemption will be mailed to each holder of record of the Series A Preferred Stock called for redemption at such holder’s address as it appears on the Corporation’s stock transfer records, not less than 10 nor more than 60 days prior to the redemption date, and will state the following: (i) the redemption date; (ii) the number of shares of Series A Preferred Stock to be redeemed; (iii) the applicable redemption price per share plus any accrued but unpaid dividends; (iv) the place or places where certificates (if any) for the Series A Preferred Stock are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accumulate on the redemption date. If less than all of the shares of Series A Preferred Stock held by any Holder are to be redeemed, the notice mailed to such Holder will also specify the number of shares of Series A Preferred Stock held by such Holder to be redeemed. No failure to give such notice or any defect thereto or in the mailing thereof will affect the validity of the proceedings for the redemption of any shares of Series A Preferred Stock except as to the Holder to whom notice was defective or not given. ln the event the Holders elect to redeem the Series A Preferred Stock pursuant to this Section 6, the notice of redemption will be mailed to the Corporation at its principal executive office within 30 days following the occurrence of an event set forth in Section 6(c) or Section 6(d) and not less than 10 nor more than 60 days prior to the redemption date, and will state the following: (i) the redemption date; (ii) the number of shares of Series A Preferred Stock to be redeemed; and (iii) the applicable redemption price per share plus any accrued but unpaid dividends. Within 2 Business Days following such notice, the Corporation shall mail to each holder of record of the Series A Preferred Stock called for redemption at such holder’s address as it appears on the Corporation’s stock transfer records a notice confirming (a) the redemption date; (b) the number of shares of Series A Preferred Stock to be redeemed; and (c) the applicable redemption price per share plus any accrued but unpaid dividends, and setting forth the (x) the place or places where certificates (if any) for the Series A Preferred Stock are to be surrendered for payment of the redemption price; (y) that dividends on the shares to be redeemed will cease to accumulate on the redemption date. If less than all of the shares of Series A Preferred Stock held by any Holder are to be redeemed, the notice mailed by such Holder to the Corporation will also specify the number of shares of Series A Preferred Stock held by such Holder to be redeemed. No failure to give such notice or any defect thereto or in the mailing thereof will affect the validity of the proceedings for the redemption of any shares of Series A Preferred Stock.
(e)Holders to be redeemed will surrender the Series A Preferred Stock (if certificated) at the place designated in the notice of redemption and will be entitled to the redemption price and any accumulated and unpaid dividends payable upon the redemption following the surrender.
(f)If notice of redemption of any shares of Series A Preferred Stock has been given by a Holder or the Corporation, as applicable, and if the Corporation irrevocably sets aside the funds or shares of a new series of preferred stock, as applicable, necessary for redemption in trust for the benefit of the Holders so called for redemption, then from and after the redemption date (unless the Corporation will default in providing for the payment of the redemption price plus accumulated and unpaid dividends, if any), dividends will cease to accrue on those shares of Series A Preferred Stock, those shares of Series A Preferred Stock will no longer be deemed outstanding, and all rights of the holders of those shares will terminate, except the right to receive the redemption price plus accumulated and unpaid dividends, if any, payable upon redemption.
(g)If any redemption date is not a Business Day, then the redemption price and accumulated and unpaid dividends, if any, payable upon redemption may be paid on the next Business Day and no interest, additional dividends or other sums will accumulate on the amount payable for the period from and after that redemption date to that next Business Day.
(h)If less than all of the outstanding Series A Preferred Stock is to be redeemed, in the event the Corporation calls shares of Series A Preferred Stock for redemption pursuant to this Section 6, the Series A Preferred Stock to be redeemed will be selected pro rata (as nearly as may be practicable without creating fractional shares) or by any other equitable method the Corporation will determine.
(i)In connection with any redemption of the Series A Preferred Stock, the Corporation will pay, in cash or a new series of preferred stock, as applicable, any accumulated and unpaid dividends up to, but not including, the redemption date, unless a redemption date falls after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case each Holder at the close of business on such Dividend Record Date will be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares before such Dividend Payment Date.
(j)Subject to applicable law, the Corporation may purchase shares of Series A Preferred Stock in the open market, by tender or by private agreement. Any shares of Series A Preferred Stock that the Corporation acquires may be retired and reclassified as authorized but unissued shares of Preferred

Stock, without designation as to class or series, and may thereafter be reissued as any class or series of Preferred Stock.
7.Amendment. No provision in this Certificate of Designations may be amended, waived or modified except by an instrument in writing executed by the Corporation and a majority of the holders of record of the issued and outstanding Series A Preferred Stock as of the date of the amendment, waiver or modification, and any such written amendment, modification or waiver will be binding upon the Corporation and each Holder.
8.Voting Rights.
(a)Holders will not have any voting rights, except as required by Delaware law and as set forth in Section 8(c) hereof. On each matter on which Holders are entitled to vote, each share of Series A Preferred Stock will be entitled to one vote.
(b)Except as expressly stated in this Section 8 or as may be required by applicable law, the Series A Preferred Stock will not have any relative, participating, optional or other special voting rights or powers and the consent of the holders thereof will not be required for the taking of any corporate action.
(c)As long as the Holders beneficially own any shares of Series A Preferred Stock, the Corporation shall not, and shall not permit any of its subsidiaries to, directly or indirectly (whether by amending the Certificate of Incorporation of the Corporation (including this Certificate of Designations) or any such subsidiary, or by reclassification, merger, consolidation, reorganization, recapitalization or otherwise) do any of the following without (in addition to any other vote required by applicable law or the Certificate of Incorporation) the written consent or affirmative vote of the Holders of at least 50% of the outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a single class:
i.create or authorize the creation of (including by increasing the authorized amount of) or issue any Senior Securities or Parity Securities, or any securities convertible into or exercisable or exchangeable for any Senior Securities or Parity Securities, or amend or alter the Certificate of Incorporation to increase the number of authorized shares of Preferred Stock except to authorize, create and/or issue Preferred Stock as PIK Dividends to the Holders or their affiliates;
ii.reclassify or modify any existing class or series of equity securities in a manner that would result in such class or series of equity securities being Senior Securities or Parity Securities;
iii.issue any shares of Preferred Stock, other than pursuant to a PIK Dividend;
iv.alter, change or amend the number of authorized shares of Series A Preferred Stock;
v.alter, change or amend the terms, rights, preferences or privileges of the Series A Preferred Stock in any manner;
vi.amend, waive, alter or repeal any provision of the Corporation’s Certificate of Incorporation, bylaws or comparable organizational documents in a manner that would adversely affect the Series A Preferred Stock or the rights, preferences or privileges of the Series A Preferred Stock;
vii.declare or pay a dividend or distribute cash or property through dividends or other distributions in respect of any Junior Securities (other than dividends or distributions on Junior Securities payable solely in such Junior Securities or other Junior Securities);
viii.redeem, purchase or otherwise acquire any Junior Securities (or pay into or set aside a sinking fund for such purpose), except for the repurchase of shares of the Corporation’s common stock from employees, officers, directors, consultants or other persons performing services for the Corporation pursuant to agreements and incentive plans under which the Corporation has the right to repurchase such shares at cost upon the occurrence of certain events, such as the termination of services;
ix.create or hold capital stock in any subsidiary of the Corporation that is not wholly owned by the Corporation (except that the Corporation and/or its subsidiaries may hold capital stock of any subsidiary of the Corporation that is not wholly owned by the Corporation which capital stock was created and/or held by the Corporation or any subsidiary of the Corporation prior to the date of this Certificate of Designations; or
x.commence any voluntary liquidation, bankruptcy, dissolution, recapitalization, reorganization or assignment to the Corporation’s creditors.
9.No Preemptive Rights. No Conversion Rights. The Holders will not have any preemptive rights to purchase or subscribe for the Corporation’s common stock or any other security. The Series A Preferred Stock is not convertible into or exchangeable for any of the Corporation’s common stock or other capital stock
10.Record Holders. The Corporation and the transfer agent for the Series A Preferred Stock may deem and treat the record holder of any Series A Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the transfer agent will be affected by any notice to the contrary.
11.Adjustment. If the Corporation effects a stock dividend, a stock split, or a reverse split of the Series A Preferred Stock, the dividend, liquidation and redemption rates will be proportionately adjusted.
12.Reissuance of Series A Preferred Stock. In the event, any shares of Series A Preferred Stock are redeemed or otherwise acquired by the Corporation, the shares so redeemed or otherwise acquired will be cancelled and will return to the status of authorized and unissued Preferred Stock of no designated class.

CERTIFICATE OF DESIGNATIONS OF
SERIES B 17.5% CUMULATIVE PREFERRED STOCK
Pursuant to Section 151 of the General Corporation Law of the State of Delaware, P3 Health Partners Inc., a Delaware corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, does hereby submit the following:
WHEREAS, the Certificate of Incorporation of the Corporation (as amended, the “Certificate of Incorporation”) authorizes the issuance of up to 10,000,000 shares of the Corporation’s preferred stock, par value $0.0001 per share (“Preferred Stock”), in one or more series, and expressly authorizes the Board of Directors of the Corporation (the “Board”), subject to limitations prescribed by law, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock, and, with respect to each such series, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation., rights, preferences, powers, restrictions, and limitations of the shares of such series;
WHEREAS, it is the desire of the Board to establish and fix the number of shares to be included in a new series of Preferred Stock and the designations, rights, preferences, powers, restrictions, and limitations of the shares of such new series.
NOW, THEREFORE, BE IT RESOLVED, that the Board does hereby provide for the issuance of a series of Preferred Stock and does hereby in this Certificate of Designations (this “Certificate of Designations”) establish and fix and herein state and express the designations, rights, preferences, powers, restrictions, and limitations of such series of Preferred Stock as follows:
1.Designation and Amount. The shares of such series of Preferred Stock will be designated as “Series B 17.5% Cumulative Preferred Stock” (the “Series B Preferred Stock”) and the number of shares constituting such series will be 555,000 shares, par value $0.0001 per share and a stated value of $100.00 per share (the “Stated Value”).
2.No Sinking Fund. The Series B Preferred Stock will not be subject to any sinking fund and will remain outstanding indefinitely unless redeemed or otherwise repurchased as provided in Section 6 hereof. The Corporation is not required to set aside funds to redeem the Series B Preferred Stock.
3.Ranking. The Series B Preferred Stock will rank, with respect to rights to the payment of dividends and the distribution of assets upon the Corporation’s liquidation, dissolution or winding up, (i) senior to all classes or series of the Corporation’s common stock and to all other equity securities issued by the Corporation other than equity securities referenced in clauses (ii) and (iii) of this Section 3 (collectively, “Junior Securities”), (ii) on parity with all equity securities issued by the Corporation with terms specifically providing that those equity securities rank on parity with the Series B Preferred Stock with respect to rights to the payment of dividends and the distribution of assets upon the Corporation’s liquidation, dissolution or winding up, including the Series A Preferred Stock, the Series D Preferred Stock, and the Series D Preferred Stock (collectively, “Parity Securities”); and (iii) effectively junior to all of the Corporation’s existing and future indebtedness (including indebtedness convertible into the Corporation’s common stock or Preferred Stock) and to the indebtedness and other liabilities of (as well as any preferred equity interests held by others in) the Corporation’s existing subsidiaries and any future subsidiaries (collectively, “Senior Securities”).
4.Dividends.
a.For each share of Series B Preferred Stock, from, and including, the date of issuance (the “Issue Date”) with respect to such share, cumulative dividends shall accrue on the Stated Value of each share of Series B Preferred Stock at a rate of 17.5% (the “Dividend Rate”). Dividends on each share of Series B Preferred Stock shall accrue daily from and after the applicable Issue Date of such share but shall compound on an annual basis, to the extent not paid on a Dividend Payment Date (as defined below) as set forth below, whether or not earned or declared, and whether or not there are earnings or profits, surplus or other funds or assets of the Corporation legally available for the payment of dividends. Dividends payable on the Series B Preferred Stock will be computed on the basis of a 360-day year consisting of twelve 30-day months, provided that for partial dividend periods, dividend payments will be pro-rated, unless otherwise provided in the applicable securities offering and sale documents. Holders of shares of the Series B Preferred Stock (each a “Holder” and collectively, the “Holders”) are entitled to receive, but shall be payable only when, as and if declared by the Board or upon the occurrence of a Liquidity Event (as defined below), out of funds of the Corporation legally available for the payment of dividends, cumulative cash dividends at the Dividend Rate on the Stated Value, or at the sole election of the Corporation, such dividends may be paid in-kind in the form of the issuance of additional shares of Series B Preferred Stock (“PIK Dividend”). Accrued but undeclared dividends shall not be payable unless otherwise declared by the Board or upon the occurrence of a Liquidity Event. For the avoidance of doubt, dividends shall accrue pursuant to the terms of this Section 4 on any shares of Series B Preferred Stock issued as PIK Dividends from the Issue Date of such shares. Commencing on the Issue Date, dividends will accrue on the Series B Preferred Stock daily and will be payable on such date declared by the Board or the occurrence of a Liquidity Event (each such date, a “Dividend Payment Date”) to the holders of record of the Series B Preferred Stock as they appear on the stock records of the Corporation at the close of business on the day preceding the Dividend Payment Date, regardless of whether a Business Day (as defined below) (each, a “Dividend Record Date”); provided, that if any Dividend Payment Date is not a Business Day, then the dividend which would otherwise have been payable on that Dividend Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Dividend Payment Date, and no interest, additional dividends or other sums will accumulate on the amount so payable for the period from and after such Dividend Payment Date to such next succeeding Business Day. The Corporation shall not issue any fractional shares of Series B Preferred Stock upon a PIK Dividend and in the event that any PIK Dividend would result in the issuance of a fractional share, the number of shares of Series B Preferred Stock issued or issuable to such Holder shall be rounded up to the nearest whole share of Series B Preferred Stock.
b.No dividends on shares of Series B Preferred Stock will be authorized by the Board or paid or set apart for payment by the Corporation at any time when the authorization, payment or setting apart for payment is restricted or prohibited by law.
c.Notwithstanding anything to the contrary contained herein, unless paid in cash or in-kind, dividends on the Series B Preferred Stock will accrue regardless of whether the Corporation has earnings, regardless of whether there are funds legally available for the payment of those dividends and regardless of whether those dividends are declared by the Board. Any dividend payment made on the Series B Preferred Stock will first be credited against the earliest accumulated but unpaid dividend due with respect to those shares of Series B Preferred Stock.
d.Future cash distributions on the Corporation’s common stock, and any other series of Preferred Stock (if issued), including the Series B Preferred Stock, will be at the discretion of the Board and will depend on, among other things, the Corporation’s results of operations, cash flow from operations, financial condition and capital requirements, any debt service requirements, applicable legal requirements and any other factors the Board deems relevant. Accordingly, the Corporation cannot guarantee that it will be able to make cash distributions on its Series B Preferred Stock or what the actual distributions will be for any future period.
e.Unless full cumulative dividends on all shares of Series B Preferred Stock have been or contemporaneously are declared and paid or declared and a sum or shares sufficient for the payment thereof has been or contemporaneously is set apart for payment for all past dividend periods, no dividends will be declared or paid or set aside for payment upon shares of common stock or Preferred Stock that the Corporation may issue ranking junior to or on parity with the Series A Preferred Stock as to the payment of dividends, or upon liquidation, dissolution, or winding up or will any other distribution be declared or made upon shares of common stock or Preferred Stock that the Corporation may issue ranking junior to or on parity with the Series A Preferred Stock as to the payment of dividends, or the distribution of assets upon liquidation, dissolution, or winding up.
f.When dividends are not paid in full (or a sum or shares sufficient for such full payment is not so set apart) upon the Series B Preferred Stock and the shares of any other series of Preferred Stock that the Corporation may issue ranking on a parity as to the payment of dividends with the Series B Preferred Stock, all dividends declared on the Series B Preferred Stock and any other series of

Preferred Stock that the Corporation may issue ranking on parity as to the payment of dividends with the Series B Preferred Stock will be declared pro rata so that the amount of dividends declared per share of Series B Preferred Stock and such other series of Preferred Stock that the Corporation may issue will in all cases bear to each other the same ratio that accrued dividends per share on the Series B Preferred Stock and such other series of Preferred Stock that the Corporation may issue (which will not include any accrual in respect of unpaid dividends for prior dividend periods if such Preferred Stock does not have a cumulative dividend) bear to each other. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment or payments on the Series B Preferred Stock that may be in arrears.
g.Following are definitions of certain terms used in this Certificate of Designations.
i.“Business Day” will mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of Delaware are authorized or obligated by law or executive order to close.
ii.“Liquidity Event” means any of the following:
1.the Corporation fails to pay any obligation hereunder, when and as the same will become due and payable under the terms hereof;
2.an involuntary proceeding is commenced or an involuntary petition is filed seeking (i) liquidation, reorganization or other relief in respect of the Corporation or its debts, or of a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Corporation or for a substantial part of its assets, and, in the case of each of the foregoing, such proceeding or appointment continues undismissed, or unstayed and in effect, for a period of forty-five (45) days after the institution thereof; provided, that, if an order, decree or judgment is granted or entered (whether or not entered or subject to appeal) against Corporation in the interim, such grace period will cease to apply; provided further, that, if the Corporation files an answer admitting the material allegations of a petition filed against it in any such proceeding, such grace period will cease to apply;
3.the Corporation (i) voluntarily commences any proceeding or files any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consents to the institution of, or fails to contest in a timely and appropriate manner, any proceeding or petition described in clause (2) of this Section 4, (iii) applies for or consents to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Corporation or for a substantial part of its assets, (iv) files an answer admitting the allegations of a petition filed against it in any such proceeding, or (v) admits in writing its inability to pay its debts as they come due or make a general assignment for the benefit of creditors; or
4.the failure by the Corporation to observe any other covenant set forth herein and such failure will continue unremedied for a period of thirty (30) days after the earlier of the date on which (i) an officer of the Corporation obtains knowledge of such failure or (ii) written notice of such failure will have been given to the Corporation by Holder; or
5.the occurrence of any “event of default” or similar event under the Senior Loan Agreement or any other indebtedness of the Corporation; or
6.any Material Adverse Change (as defined in the Senior Loan Agreement) will occur; or

7.one or more judgments or settlements for the payment of money in an aggregate amount in excess of two million five hundred thousand U.S. Dollars ($2,500,000) (or the equivalent amount in other currencies) will be rendered against or entered into by the Corporation, any of its subsidiaries or any combination thereof and (i) the same will remain undismissed, unsatisfied or undischarged for a period of forty-five (45) consecutive days during which execution will not be effectively stayed or (ii) any action will be legally taken by a judgment or settlement creditor to attach or levy upon any assets of the Corporation or any of its subsidiaries to enforce any such judgment or settlement.
8.the occurrence of an Asset Sale or Involuntary Disposition (or series of related Asset Sales or Involuntary Dispositions) while the Series B Preferred Stock is outstanding, yielding Net Proceeds in excess of three million Dollars ($3,000,000) in the aggregate for all Asset Sales and Involuntary Dispositions (and series thereof), or if the assets subject to such Asset Sale, Involuntary Disposition or series thereof represent substantially all of the assets or revenues of the Corporation and its subsidiaries, on a consolidated basis, or represent any specific line of business which either on its own or together with other lines of business sold or otherwise disposed of account for revenue generated by such lines of business exceeding fifteen percent (15%) of the revenue of the Corporation and its subsidiaries, on a consolidated basis, in the immediately preceding year.
9.the occurrence of a Change of Control or Qualified Financing,
iii.“Asset Sale” sale means any sale, lease, license, transfer, or otherwise disposition of any of the Corporation’s or its subsidiaries’ property (including accounts receivable and equity interests of subsidiaries) to any person in one transaction or series of transactions, except: transfers of cash in the ordinary course of its business for equivalent value; sales of inventory in the ordinary course of its business on ordinary business terms; development and other collaborative arrangements where such arrangements provide for the licenses or disclosure of intellectual property rights in the ordinary course of business and consistent with general market practices where such license requires periodic payments based on per unit sales of a product, service or procedure over a period of time; provided, that, each such license does not effect a legal transfer of title to such intellectual property rights, that each such license must be a true license as opposed to a license that is a sales transaction in substance and that each such license does not materially restrict the ability of the Corporation or any of its subsidiaries to commercialize any material product of, or provide any material service or procedure by, the Corporation or any of its subsidiaries; licenses, sublicenses, leases or subleases granted to third parties in the ordinary course of business (but limited, in the case of licenses of intellectual property, to non-exclusive licenses), in each case, not interfering with the business of the Corporation and its subsidiaries; the sale or discount, in each case without recourse, of accounts receivable arising in the ordinary course of business in connection with the collection or compromise thereof; the lapse, abandonment, of other disposition of intellectual property that in the commercially reasonable business judgment of the Corporation is not (1) necessary or material for the conduct of the businesses of the Corporation and its subsidiaries or (2) material to the value of the Corporation and its subsidiaries; and dispositions, sales or other transfers among the Corporation and its subsidiaries.
iv.“Change of Control” means (1) at any time and for any reason whatsoever, any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than Chicago Pacific Capital, L.P., Chicago Pacific Founders GP, L.P. and their respective controlled affiliates, is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act, except that a person or group will be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 35% or more of the equity interests of the Corporation entitled to vote for members of the Board of Directors of the Corporation on a fully diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right), (2) at any time and for any reason whatsoever, Chicago Pacific Capital, L.P., Chicago Pacific Founders GP, L.P., the Corporation and their respective controlled affiliates will cease to own and control, directly or indirectly, beneficially and of record, equity interests representing more than 40% of the aggregate ordinary voting power for the election of the Board of Directors of P3 Health Group, LLC (“P3HG”) represented by the issued and outstanding equity interests of P3HG on a fully-diluted basis, (3) at any time and for any reason whatsoever, the Corporation will cease to be the sole managing member of P3HG, or (4) the occurrence of any “Change of Control” (or any equivalent term) under any the Senior Loan Agreement.
v.“Involuntary Disposition” means any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any property of the Corporation or any subsidiary of the Corporation.
vi.“Net Proceeds” means the aggregate amount of the cash proceeds received from any Asset Sale or Involuntary Disposition, net of (1) any bona fide costs and expenses incurred in connection with such Asset Sale or Involuntary Disposition, as applicable, (2) income, franchise, sales and other applicable taxes paid or required to be paid (as reasonably estimated in good faith by the Corporation) as a result of such Asset Sale or Involuntary Disposition, as applicable, in respect of the taxable year such Asset Sale or Involuntary Disposition, as applicable, is consummated, the computation of which will, in each case take into account the actual reduction in tax liability resulting from any available operating losses, net operating loss carryovers, tax credits, tax carry forwards or similar tax attributes, or deductions and any tax sharing arrangements, (3) the amount of any reasonable reserve established in accordance with U.S. generally accepted accounting principles against any adjustment to the sale price or any liabilities related to any of the assets sold (provided, that, to the extent and at the time any such amounts are released from reserve, such amounts will constitute Net Proceeds) and (4) amounts required to be applied to the prepayment of the obligations under the Senior Loan Agreement.
vii.“Qualified Financing” means the Corporation obtaining in one transaction or a series of related transactions financing through the sale of equity securities or debt securities, however structured, in an amount sufficient to permit the Corporation to repay in full all obligations payable under the Senior Loan Agreement.
viii.“Senior Loan Agreement” means that certain Term Loan Agreement dated as of November 19, 2020 by and among P3HG, as borrower, the subsidiary guarantors from time to time party thereto, CRG, as administrative agent and collateral agent, and the lenders from time to time party thereto (as amended on November 16, 2021 and December 21, 2021 and as further amended, restated, supplemented, extended, or otherwise modified from time to time), or a substantially similar replacement facility.
ix.“Subordination Obligations” means any restrictions existing on the date hereof, including structural and contractual restrictions, that subordinate, or have the effect of subordinating, the redemption rights of Holders hereunder with respect to the Senior Loan Agreement. Without limiting the foregoing, all redemption rights and obligations hereunder are subordinated in right of payment and the exercise of any right or remedy hereunder is subordinated, in each case, to the payment of all obligations of the Corporation and its subsidiaries to the Lenders and the other Secured Parties (each as defined in the Senior Loan Agreement) pursuant to the Senior Loan Agreement and the other Loan Documents (as defined in the Senior Loan Agreement) pursuant to and in accordance with the terms of the Subordination Agreement (as defined in the Senior Loan Agreement) existing on the date hereof.

5.Liquidation Preference.
a.In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Holders will be entitled to be paid out of the assets the Corporation has legally available for distribution to its stockholders, with respect to the distribution of assets upon liquidation, dissolution or winding up, a liquidation preference of $100.00 per share, plus an amount equal to any accumulated and unpaid dividends up until, but not including, the date of payment, before any distribution of assets is made to holders of the Corporation’s common stock or any other class or series of the Corporation’s capital stock that it may issue that ranks junior to the Series B Preferred Stock as to liquidation rights.
b.In the event that, upon any such voluntary or involuntary liquidation, dissolution, or winding up, the available assets of the Corporation are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Series B Preferred Stock and the corresponding amounts payable on all shares of other classes or series of capital stock of the Corporation that it may issue ranking on parity with the Series B Preferred Stock in the distribution of assets, then the Holders and all other such classes or series of capital stock ranking on parity with the Series B Preferred Stock will share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.
c.Holders will be entitled to written notice of any such liquidation, dissolution or winding up no fewer than 30 days and no more than 60 days prior to the payment date. After payment of the full amount of the liquidating distributions to which they are entitled, the Holders will have no right or claim to any of the remaining assets of the Corporation. The consolidation or merger of the Corporation with or into any other corporation, trust or entity or of any other entity with or into the Corporation, or the sale, lease, transfer or conveyance of all or substantially all of the property or business of the Corporation, will not be deemed a liquidation, dissolution or winding up of the Corporation.
6.Redemption.
a.All voluntary or mandatory redemptions, in whole or in part, hereunder are subject to Subordination Obligations.
b.The Corporation may, at its option and upon not less than 10 nor more than 60 days’ written notice, redeem the Series B Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $100.00 per share, plus any accumulated and unpaid dividends thereon up to, but not including, the redemption date (the “Redemption Price”).
c.In the event of a Qualified Financing, the Holders have the right, but not the obligation, to redeem, in whole or in part, shares of Series B Preferred Stock for the Redemption Price upon written notice to the Corporation as set forth below.
d.In the event the Corporation elects to redeem the Series B Preferred Stock pursuant to this Section 6, the notice of redemption will be mailed to each holder of record of the Series B Preferred Stock called for redemption at such holder’s address as it appears on the Corporation’s stock transfer records, not less than 10 nor more than 60 days prior to the redemption date, and will state the following: (i) the redemption date; (ii) the number of shares of Series B Preferred Stock to be redeemed; (iii) the applicable redemption price per share plus any accrued but unpaid dividends; (iv) the place or places where certificates (if any) for the Series B Preferred Stock are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accumulate on the redemption date. If less than all of the shares of Series B Preferred Stock held by any Holder are to be redeemed, the notice mailed to such Holder will also specify the number of shares of Series B Preferred Stock held by such Holder to be redeemed. No failure to give such notice or any defect thereto or in the mailing thereof will affect the validity of the proceedings for the redemption of any shares of Series B Preferred Stock except as to the Holder to whom notice was defective or not given. ln the event the Holders elect to redeem the Series B Preferred Stock pursuant to this Section 6, the notice of redemption will be mailed to the Corporation at its principal executive office within 30 days following the occurrence of an event set forth in Section 6(c) or Section 6(d) and not less than 10 nor more than 60 days prior to the redemption date, and will state the following: (i) the redemption date; (ii) the number of shares of Series B Preferred Stock to be redeemed; and (iii) the applicable redemption price per share plus any accrued but unpaid dividends. Within 2 Business Days following such notice, the Corporation shall mail to each holder of record of the Series B Preferred Stock called for redemption at such holder’s address as it appears on the Corporation’s stock transfer records a notice confirming (a) the redemption date; (b) the number of shares of Series B Preferred Stock to be redeemed; and (c) the applicable redemption price per share plus any accrued but unpaid dividends, and setting forth the (x) the place or places where certificates (if any) for the Series B Preferred Stock are to be surrendered for payment of the redemption price; (y) that dividends on the shares to be redeemed will cease to accumulate on the redemption date. If less than all of the shares of Series B Preferred Stock held by any Holder are to be redeemed, the notice mailed by such Holder to the Corporation will also specify the number of shares of Series B Preferred Stock held by such Holder to be redeemed. No failure to give such notice or any defect thereto or in the mailing thereof will affect the validity of the proceedings for the redemption of any shares of Series B Preferred Stock.
e.Holders to be redeemed will surrender the Series B Preferred Stock (if certificated) at the place designated in the notice of redemption and will be entitled to the redemption price and any accumulated and unpaid dividends payable upon the redemption following the surrender.
f.If notice of redemption of any shares of Series B Preferred Stock has been given by a Holder or the Corporation, as applicable, and if the Corporation irrevocably sets aside the funds or shares of a new series of preferred stock, as applicable, necessary for redemption in trust for the benefit of the Holders so called for redemption, then from and after the redemption date (unless the Corporation will default in providing for the payment of the redemption price plus accumulated and unpaid dividends, if any), dividends will cease to accrue on those shares of Series B Preferred Stock, those shares of Series B Preferred Stock will no longer be deemed outstanding, and all rights of the holders of those shares will terminate, except the right to receive the redemption price plus accumulated and unpaid dividends, if any, payable upon redemption.
g.If any redemption date is not a Business Day, then the redemption price and accumulated and unpaid dividends, if any, payable upon redemption may be paid on the next Business Day and no interest, additional dividends or other sums will accumulate on the amount payable for the period from and after that redemption date to that next Business Day.
h.If less than all of the outstanding Series B Preferred Stock is to be redeemed, in the event the Corporation calls shares of Series B Preferred Stock for redemption pursuant to this Section 6, the Series B Preferred Stock to be redeemed will be selected pro rata (as nearly as may be practicable without creating fractional shares) or by any other equitable method the Corporation will determine.
i.In connection with any redemption of the Series B Preferred Stock, the Corporation will pay, in cash or a new series of preferred stock, as applicable, any accumulated and unpaid dividends up to, but not including, the redemption date, unless a redemption date falls after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case each Holder at the close of business on such Dividend Record Date will be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares before such Dividend Payment Date.
j.Subject to applicable law, the Corporation may purchase shares of Series B Preferred Stock in the open market, by tender or by private agreement. Any shares of Series B Preferred Stock that the Corporation acquires may be retired and reclassified as authorized but unissued shares of Preferred Stock, without designation as to class or series, and may thereafter be reissued as any class or series of Preferred Stock.
7.Amendment. No provision in this Certificate of Designations may be amended, waived or modified except by an instrument in writing executed by the Corporation and a majority of the holders of record of the issued and outstanding Series B Preferred Stock as of the date of the amendment, waiver or modification, and any such written amendment, modification or waiver will be binding upon the Corporation and each Holder.
8.Voting Rights.
a.Holders will not have any voting rights, except as required by Delaware law and as set forth in Section 8(c) hereof. On each matter on which Holders are entitled to vote, each share of Series B Preferred Stock will be entitled to one vote.
b.Except as expressly stated in this Section 8 or as may be required by applicable law, the Series B Preferred Stock will not have any relative, participating, optional or other special voting rights or powers and the consent of the holders thereof will not be required for the taking of any corporate action.
c.As long as the Holders beneficially own any shares of Series B Preferred Stock, the Corporation shall not, and shall not permit any of its subsidiaries to, directly or indirectly (whether by amending the Certificate of Incorporation of the Corporation (including this Certificate of Designations) or any such subsidiary, or by reclassification, merger, consolidation, reorganization, recapitalization or otherwise) do any of the following without (in addition to any other vote required by applicable law or the Certificate of Incorporation) the written consent or affirmative vote of the Holders of at least 50% of the outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a single class:
i.create or authorize the creation of (including by increasing the authorized amount of) or issue any Senior Securities or Parity Securities, or any securities convertible into or exercisable or exchangeable for any Senior Securities or Parity Securities, or amend or alter the Certificate of Incorporation to increase the number of authorized shares of Preferred Stock except to authorize, create and/or issue Preferred Stock as PIK Dividends to the Holders or their affiliates;
ii.reclassify or modify any existing class or series of equity securities in a manner that would result in such class or series of equity securities being Senior Securities or Parity Securities;
iii.issue any shares of Preferred Stock, other than pursuant to a PIK Dividend;
iv.alter, change or amend the number of authorized shares of Series B Preferred Stock;
v.alter, change or amend the terms, rights, preferences or privileges of the Series B Preferred Stock in any manner;
vi.amend, waive, alter or repeal any provision of the Corporation’s Certificate of Incorporation, bylaws or comparable organizational documents in a manner that would adversely affect the Series B Preferred Stock or the rights, preferences or privileges of the Series B Preferred Stock;
vii.declare or pay a dividend or distribute cash or property through dividends or other distributions in respect of any Junior Securities (other than dividends or distributions on Junior Securities payable solely in such Junior Securities or other Junior Securities);
viii.redeem, purchase or otherwise acquire any Junior Securities (or pay into or set aside a sinking fund for such purpose), except for the repurchase of shares of the Corporation’s common stock from employees, officers, directors, consultants or other persons performing services for the Corporation pursuant to agreements and incentive plans under which the Corporation has the right to repurchase such shares at cost upon the occurrence of certain events, such as the termination of services;
ix.create or hold capital stock in any subsidiary of the Corporation that is not wholly owned by the Corporation (except that the Corporation and/or its subsidiaries may hold capital stock of any subsidiary of the Corporation that is not wholly owned by the Corporation which capital stock was created and/or held by the Corporation or any subsidiary of the Corporation prior to the date of this Certificate of Designations; or
x.commence any voluntary liquidation, bankruptcy, dissolution, recapitalization, reorganization or assignment to the Corporation’s creditors.
9.No Preemptive Rights. No Conversion Rights. The Holders will not have any preemptive rights to purchase or subscribe for the Corporation’s common stock or any other security. The Series B Preferred Stock is not convertible into or exchangeable for any of the Corporation’s common stock or other capital stock
10.Record Holders. The Corporation and the transfer agent for the Series B Preferred Stock may deem and treat the record holder of any Series B Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the transfer agent will be affected by any notice to the contrary.
11.Adjustment. If the Corporation effects a stock dividend, a stock split, or a reverse split of the Series B Preferred Stock, the dividend, liquidation and redemption rates will be proportionately adjusted.
12.Reissuance of Series B Preferred Stock. In the event, any shares of Series B Preferred Stock are redeemed or otherwise acquired by the Corporation, the shares so redeemed or otherwise acquired will be cancelled and will return to the status of authorized and unissued Preferred Stock of no designated class.

CERTIFICATE OF DESIGNATIONS OF
SERIES C 19.5% CUMULATIVE PREFERRED STOCK
Pursuant to Section 151 of the General Corporation Law of the State of Delaware, P3 Health Partners Inc., a Delaware corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, does hereby submit the following:
WHEREAS, the Certificate of Incorporation of the Corporation (as amended, the “Certificate of Incorporation”) authorizes the issuance of up to 10,000,000 shares of the Corporation’s preferred stock, par value $0.0001 per share (“Preferred Stock”), in one or more series, and expressly authorizes the Board of Directors of the Corporation (the “Board”), subject to limitations prescribed by law, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock, and, with respect to each such series, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation., rights, preferences, powers, restrictions, and limitations of the shares of such series;
WHEREAS, it is the desire of the Board to establish and fix the number of shares to be included in a new series of Preferred Stock and the designations, rights, preferences, powers, restrictions, and limitations of the shares of such new series.
NOW, THEREFORE, BE IT RESOLVED, that the Board does hereby provide for the issuance of a series of Preferred Stock and does hereby in this Certificate of Designations (this “Certificate of Designations”) establish and fix and herein state and express the designations, rights, preferences, powers, restrictions, and limitations of such series of Preferred Stock as follows:
1.Designation and Amount. The shares of such series of Preferred Stock will be designated as “Series C 19.5% Cumulative Preferred Stock” (the “Series C Preferred Stock”) and the number of shares constituting such series will be 2,335,000 shares, par value $0.0001 per share and a stated value of $100.00 per share (the “Stated Value”).
2.No Sinking Fund. The Series C Preferred Stock will not be subject to any sinking fund and will remain outstanding indefinitely unless redeemed or otherwise repurchased as provided in Section 6 hereof. The Corporation is not required to set aside funds to redeem the Series C Preferred Stock.
3.Ranking. The Series C Preferred Stock will rank, with respect to rights to the payment of dividends and the distribution of assets upon the Corporation’s liquidation, dissolution or winding up, (i) senior to all classes or series of the Corporation’s common stock and to all other equity securities issued by the Corporation other than equity securities referenced in clauses (ii) and (iii) of this Section 3 (collectively, “Junior Securities”), (ii) on parity with all equity securities issued by the Corporation with terms specifically providing that those equity securities rank on parity with the Series C Preferred Stock with respect to rights to the payment of dividends and the distribution of assets upon the Corporation’s liquidation, dissolution or winding up, including the Series B Preferred Stock, the Series C Preferred Stock, and the Series D Preferred Stock (collectively, “Parity Securities”); and (iii) effectively junior to all of the Corporation’s existing and future indebtedness (including indebtedness convertible into the Corporation’s common stock or Preferred Stock) and to the indebtedness and other liabilities of (as well as any preferred equity interests held by others in) the Corporation’s existing subsidiaries and any future subsidiaries (collectively, “Senior Securities”).
4.Dividends.
(a)For each share of Series C Preferred Stock, from, and including, the date of issuance (the “Issue Date”) with respect to such share, cumulative dividends shall accrue on the Stated Value of each share of Series C Preferred Stock at a rate of 19.5% (the “Dividend Rate”). Dividends on each share of Series C Preferred Stock shall accrue daily from and after the applicable Issue Date of such share but shall compound on an annual basis, to the extent not paid on a Dividend Payment Date (as defined below) as set forth below, whether or not earned or declared, and whether or not there are earnings or profits, surplus or other funds or assets of the Corporation legally available for the payment of dividends. Dividends payable on the Series C Preferred Stock will be computed on the basis of a 360-day year consisting of twelve 30-day months, provided that for partial dividend periods, dividend payments will be pro-rated, unless otherwise provided in the applicable securities offering and sale documents. Holders of shares of the Series C Preferred Stock (each a “Holder” and collectively, the “Holders”) are entitled to receive, but shall be payable only when, as and if declared by the Board or upon the occurrence of a Liquidity Event (as defined below), out of funds of the Corporation legally available for the payment of dividends, cumulative cash dividends at the Dividend Rate on the Stated Value, or at the sole election of the Corporation, such dividends may be paid in-kind in the form of the issuance of additional shares of Series C Preferred Stock (“PIK Dividend”). Accrued but undeclared dividends shall not be payable unless otherwise declared by the Board or upon the occurrence of a Liquidity Event. For the avoidance of doubt, dividends shall accrue pursuant to the terms of this Section 4 on any shares of Series C Preferred Stock issued as PIK Dividends from the Issue Date of such shares. Commencing on the Issue Date, dividends will accrue on the Series C Preferred Stock daily and will be payable on such date declared by the Board or the occurrence of a Liquidity Event (each such date, a “Dividend Payment Date”) to the holders of record of the Series C Preferred Stock as they appear on the stock records of the Corporation at the close of business on the day preceding the Dividend Payment Date, regardless of whether a Business Day (as defined below) (each, a “Dividend Record Date”); provided, that if any Dividend Payment Date is not a Business Day, then the dividend which would otherwise have been payable on that Dividend Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Dividend Payment Date, and no interest, additional dividends or other sums will accumulate on the amount so payable for the period from and after such Dividend Payment Date to such next succeeding Business Day. The Corporation shall not issue any fractional shares of Series C Preferred Stock upon a PIK Dividend and in the event that any PIK Dividend would result in the issuance of a fractional share, the number of shares of Series C Preferred Stock issued or issuable to such Holder shall be rounded up to the nearest whole share of Series C Preferred Stock.
(b)No dividends on shares of Series C Preferred Stock will be authorized by the Board or paid or set apart for payment by the Corporation at any time when the authorization, payment or setting apart for payment is restricted or prohibited by law.
(c)Notwithstanding anything to the contrary contained herein, unless paid in cash or in-kind, dividends on the Series C Preferred Stock will accrue regardless of whether the Corporation has earnings, regardless of whether there are funds legally available for the payment of those dividends and regardless of whether those dividends are declared by the Board. Any dividend payment made on the Series C Preferred Stock will first be credited against the earliest accumulated but unpaid dividend due with respect to those shares of Series C Preferred Stock.
(d)Future cash distributions on the Corporation’s common stock, and any other series of Preferred Stock (if issued), including the Series C Preferred Stock, will be at the discretion of the Board and will depend on, among other things, the Corporation’s results of operations, cash flow from operations, financial condition and capital requirements, any debt service requirements, applicable legal requirements and any other factors the Board deems relevant. Accordingly, the Corporation cannot guarantee that it will be able to make cash distributions on its Series C Preferred Stock or what the actual distributions will be for any future period.
(e)Unless full cumulative dividends on all shares of Series C Preferred Stock have been or contemporaneously are declared and paid or declared and a sum or shares sufficient for the payment thereof has been or contemporaneously is set apart for payment for all past dividend periods, no dividends will be declared or paid or set aside for payment upon shares of common stock or Preferred Stock that the Corporation may issue ranking junior to or on parity with the Series C Preferred Stock as to the payment of dividends, or upon liquidation, dissolution, or winding up or will any other distribution be declared or made upon shares of common stock or Preferred Stock that the Corporation may issue ranking junior to or on parity with the Series C Preferred Stock as to the payment of dividends, or the distribution of assets upon liquidation, dissolution, or winding up.
(f)When dividends are not paid in full (or a sum or shares sufficient for such full payment is not so set apart) upon the Series C Preferred Stock and the shares of any other series of Preferred Stock that the Corporation may issue ranking on a parity as to the payment of dividends with the Series

C Preferred Stock, all dividends declared on the Series C Preferred Stock and any other series of Preferred Stock that the Corporation may issue ranking on parity as to the payment of dividends with the Series C Preferred Stock will be declared pro rata so that the amount of dividends declared per share of Series C Preferred Stock and such other series of Preferred Stock that the Corporation may issue will in all cases bear to each other the same ratio that accrued dividends per share on the Series C Preferred Stock and such other series of Preferred Stock that the Corporation may issue (which will not include any accrual in respect of unpaid dividends for prior dividend periods if such Preferred Stock does not have a cumulative dividend) bear to each other. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment or payments on the Series C Preferred Stock that may be in arrears.
(g)Following are definitions of certain terms used in this Certificate of Designations.
i.“Business Day” will mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of Delaware are authorized or obligated by law or executive order to close.
ii.“Liquidity Event” means any of the following:
(1)the Corporation fails to pay any obligation hereunder, when and as the same will become due and payable under the terms hereof;
(2)an involuntary proceeding is commenced or an involuntary petition is filed seeking (i) liquidation, reorganization or other relief in respect of the Corporation or its debts, or of a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Corporation or for a substantial part of its assets, and, in the case of each of the foregoing, such proceeding or appointment continues undismissed, or unstayed and in effect, for a period of forty-five (45) days after the institution thereof; provided, that, if an order, decree or judgment is granted or entered (whether or not entered or subject to appeal) against Corporation in the interim, such grace period will cease to apply; provided further, that, if the Corporation files an answer admitting the material allegations of a petition filed against it in any such proceeding, such grace period will cease to apply;
(3)the Corporation (i) voluntarily commences any proceeding or files any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consents to the institution of, or fails to contest in a timely and appropriate manner, any proceeding or petition described in clause (2) of this Section 4, (iii) applies for or consents to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Corporation or for a substantial part of its assets, (iv) files an answer admitting the allegations of a petition filed against it in any such proceeding, or (v) admits in writing its inability to pay its debts as they come due or make a general assignment for the benefit of creditors; or
(4)the failure by the Corporation to observe any other covenant set forth herein and such failure will continue unremedied for a period of thirty (30) days after the earlier of the date on which (i) an officer of the Corporation obtains knowledge of such failure or (ii) written notice of such failure will have been given to the Corporation by Holder; or
(5)the occurrence of any “event of default” or similar event under the Senior Loan Agreement or any other indebtedness of the Corporation; or

(6)any Material Adverse Change (as defined in the Senior Loan Agreement) will occur; or
(7)one or more judgments or settlements for the payment of money in an aggregate amount in excess of two million five hundred thousand U.S. Dollars ($2,500,000) (or the equivalent amount in other currencies) will be rendered against or entered into by the Corporation, any of its subsidiaries or any combination thereof and (i) the same will remain undismissed, unsatisfied or undischarged for a period of forty-five (45) consecutive days during which execution will not be effectively stayed or (ii) any action will be legally taken by a judgment or settlement creditor to attach or levy upon any assets of the Corporation or any of its subsidiaries to enforce any such judgment or settlement.
(8)the occurrence of an Asset Sale or Involuntary Disposition (or series of related Asset Sales or Involuntary Dispositions) while the Series C Preferred Stock is outstanding, yielding Net Proceeds in excess of three million Dollars ($3,000,000) in the aggregate for all Asset Sales and Involuntary Dispositions (and series thereof), or if the assets subject to such Asset Sale, Involuntary Disposition or series thereof represent substantially all of the assets or revenues of the Corporation and its subsidiaries, on a consolidated basis, or represent any specific line of business which either on its own or together with other lines of business sold or otherwise disposed of account for revenue generated by such lines of business exceeding fifteen percent (15%) of the revenue of the Corporation and its subsidiaries, on a consolidated basis, in the immediately preceding year.
(9)the occurrence of a Change of Control or Qualified Financing,
iii.“Asset Sale” sale means any sale, lease, license, transfer, or otherwise disposition of any of the Corporation’s or its subsidiaries’ property (including accounts receivable and equity interests of subsidiaries) to any person in one transaction or series of transactions, except: transfers of cash in the ordinary course of its business for equivalent value; sales of inventory in the ordinary course of its business on ordinary business terms; development and other collaborative arrangements where such arrangements provide for the licenses or disclosure of intellectual property rights in the ordinary course of business and consistent with general market practices where such license requires periodic payments based on per unit sales of a product, service or procedure over a period of time; provided, that, each such license does not effect a legal transfer of title to such intellectual property rights, that each such license must be a true license as opposed to a license that is a sales transaction in substance and that each such license does not materially restrict the ability of the Corporation or any of its subsidiaries to commercialize any material product of, or provide any material service or procedure by, the Corporation or any of its subsidiaries; licenses, sublicenses, leases or subleases granted to third parties in the ordinary course of business (but limited, in the case of licenses of intellectual property, to non-exclusive licenses), in each case, not interfering with the business of the Corporation and its subsidiaries; the sale or discount, in each case without recourse, of accounts receivable arising in the ordinary course of business in connection with the collection or compromise thereof; the lapse, abandonment, of other disposition of intellectual property that in the commercially reasonable business judgment of the Corporation is not (1) necessary or material for the conduct of the businesses of the Corporation and its subsidiaries or (2) material to the value of the Corporation and its subsidiaries; and dispositions, sales or other transfers among the Corporation and its subsidiaries.
iv.“Change of Control” means (1) at any time and for any reason whatsoever, any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than Chicago Pacific Capital, L.P., Chicago Pacific Founders GP, L.P. and their respective controlled affiliates, is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act, except that a person or group will be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 35% or more of the equity interests of the Corporation entitled to vote for members of the Board of Directors of the Corporation on a fully diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right), (2) at any time and for any reason whatsoever, Chicago Pacific Capital, L.P., Chicago Pacific Founders GP, L.P., the Corporation and their respective controlled affiliates will cease to own and control, directly or indirectly, beneficially and of record, equity interests representing more than 40% of the aggregate ordinary voting power for the election of the Board of Directors of P3 Health Group, LLC (“P3HG”) represented by the issued and outstanding equity interests of P3HG on a fully-diluted basis, (3) at any time and for any reason whatsoever, the Corporation will cease to be the sole managing member of P3HG, or (4) the occurrence of any “Change of Control” (or any equivalent term) under any the Senior Loan Agreement.
v.“Involuntary Disposition” means any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any property of the Corporation or any subsidiary of the Corporation.
vi.“Net Proceeds” means the aggregate amount of the cash proceeds received from any Asset Sale or Involuntary Disposition, net of (1) any bona fide costs and expenses incurred in connection with such Asset Sale or Involuntary Disposition, as applicable, (2) income, franchise, sales and other applicable taxes paid or required to be paid (as reasonably estimated in good faith by the Corporation) as a result of such Asset Sale or Involuntary Disposition, as applicable, in respect of the taxable year such Asset Sale or Involuntary Disposition, as applicable, is consummated, the computation of which will, in each case take into account the actual reduction in tax liability resulting from any available operating losses, net operating loss carryovers, tax credits, tax carry forwards or similar tax attributes, or deductions and any tax sharing arrangements, (3) the amount of any reasonable reserve established in accordance with U.S. generally accepted accounting principles against any adjustment to the sale price or any liabilities related to any of the assets sold (provided, that, to the extent and at the time any such amounts are released from reserve, such amounts will constitute Net Proceeds) and (4) amounts required to be applied to the prepayment of the obligations under the Senior Loan Agreement.
vii.“Qualified Financing” means the Corporation obtaining in one transaction or a series of related transactions financing through the sale of equity securities or debt securities, however structured, in an amount sufficient to permit the Corporation to repay in full all obligations payable under the Senior Loan Agreement.
viii.“Senior Loan Agreement” means that certain Term Loan Agreement dated as of November 19, 2020 by and among P3HG, as borrower, the subsidiary guarantors from time to time party thereto, CRG, as administrative agent and collateral agent, and the lenders from time to time party thereto (as amended on November 16, 2021 and December 21, 2021 and as further amended, restated, supplemented, extended, or otherwise modified from time to time), or a substantially similar replacement facility.
ix.“Subordination Obligations” means any restrictions existing on the date hereof, including structural and contractual restrictions, that subordinate, or have the effect of subordinating, the redemption rights of Holders hereunder with respect to the Senior Loan Agreement. Without limiting the foregoing, all redemption rights and obligations hereunder are subordinated in right of payment and the exercise of any right or remedy hereunder is subordinated, in each case, to the payment of all obligations of the Corporation and its subsidiaries to the Lenders and the other Secured Parties (each as defined in the Senior Loan Agreement) pursuant to the Senior Loan Agreement and the other Loan Documents (as defined in the Senior Loan Agreement) pursuant to and in accordance with the terms of the Subordination Agreement (as defined in the Senior Loan Agreement) existing on the date hereof.
5.Liquidation Preference.
(a)In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Holders will be entitled to be paid out of the assets the Corporation has legally available for distribution to its stockholders, with respect to the distribution of assets upon liquidation, dissolution or winding up, a liquidation preference of $100.00 per share, plus an amount equal to any accumulated and unpaid dividends up until, but not including, the date of payment, before any distribution of assets is made to holders of the Corporation’s common stock or any other class or series of the Corporation’s capital stock that it may issue that ranks junior to the Series C Preferred Stock as to liquidation rights.
(b)In the event that, upon any such voluntary or involuntary liquidation, dissolution, or winding up, the available assets of the Corporation are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Series C Preferred Stock and the corresponding amounts payable on all shares of other classes or series of capital stock of the Corporation that it may issue ranking on parity with the Series C Preferred Stock in the distribution of assets, then the Holders and all other such classes or series of capital stock ranking on parity with the Series C Preferred Stock will share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.
(c)Holders will be entitled to written notice of any such liquidation, dissolution or winding up no fewer than 30 days and no more than 60 days prior to the payment date. After payment of the full amount of the liquidating distributions to which they are entitled, the Holders will have no right or claim to any of the remaining assets of the Corporation. The consolidation or merger of the Corporation with or into any other corporation, trust or entity or of any other entity with or into the Corporation, or the sale, lease, transfer or conveyance of all or substantially all of the property or business of the Corporation, will not be deemed a liquidation, dissolution or winding up of the Corporation.
6.Redemption.
(a)All voluntary or mandatory redemptions, in whole or in part, hereunder are subject to Subordination Obligations.
(b)The Corporation may, at its option and upon not less than 10 nor more than 60 days’ written notice, redeem the Series C Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $100.00 per share, plus any accumulated and unpaid dividends thereon up to, but not including, the redemption date (the “Redemption Price”).
(c)In the event of a Qualified Financing, the Holders have the right, but not the obligation, to redeem, in whole or in part, shares of Series C Preferred Stock for the Redemption Price upon written notice to the Corporation as set forth below.
(d)In the event the Corporation elects to redeem the Series C Preferred Stock pursuant to this Section 6, the notice of redemption will be mailed to each holder of record of the Series C Preferred Stock called for redemption at such holder’s address as it appears on the Corporation’s stock transfer records, not less than 10 nor more than 60 days prior to the redemption date, and will state the following: (i) the redemption date; (ii) the number of shares of Series C Preferred Stock to be redeemed; (iii) the applicable redemption price per share plus any accrued but unpaid dividends; (iv) the place or places where certificates (if any) for the Series C Preferred Stock are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accumulate on the redemption date. If less than all of the shares of Series C Preferred Stock held by any Holder are to be redeemed, the notice mailed to such Holder will also specify the number of shares of Series C Preferred Stock held by such Holder to be redeemed. No failure to give such notice or any defect thereto or in the mailing thereof will affect the validity of the proceedings for the redemption of any shares of Series C Preferred Stock except as to the

Holder to whom notice was defective or not given. ln the event the Holders elect to redeem the Series C Preferred Stock pursuant to this Section 6, the notice of redemption will be mailed to the Corporation at its principal executive office within 30 days following the occurrence of an event set forth in Section 6(c) or Section 6(d) and not less than 10 nor more than 60 days prior to the redemption date, and will state the following: (i) the redemption date; (ii) the number of shares of Series C Preferred Stock to be redeemed; and (iii) the applicable redemption price per share plus any accrued but unpaid dividends. Within 2 Business Days following such notice, the Corporation shall mail to each holder of record of the Series C Preferred Stock called for redemption at such holder’s address as it appears on the Corporation’s stock transfer records a notice confirming (a) the redemption date; (b) the number of shares of Series C Preferred Stock to be redeemed; and (c) the applicable redemption price per share plus any accrued but unpaid dividends, and setting forth the (x) the place or places where certificates (if any) for the Series C Preferred Stock are to be surrendered for payment of the redemption price; (y) that dividends on the shares to be redeemed will cease to accumulate on the redemption date. If less than all of the shares of Series C Preferred Stock held by any Holder are to be redeemed, the notice mailed by such Holder to the Corporation will also specify the number of shares of Series C Preferred Stock held by such Holder to be redeemed. No failure to give such notice or any defect thereto or in the mailing thereof will affect the validity of the proceedings for the redemption of any shares of Series C Preferred Stock.
(e)Holders to be redeemed will surrender the Series C Preferred Stock (if certificated) at the place designated in the notice of redemption and will be entitled to the redemption price and any accumulated and unpaid dividends payable upon the redemption following the surrender.
(f)If notice of redemption of any shares of Series C Preferred Stock has been given by a Holder or the Corporation, as applicable, and if the Corporation irrevocably sets aside the funds or shares of a new series of preferred stock, as applicable, necessary for redemption in trust for the benefit of the Holders so called for redemption, then from and after the redemption date (unless the Corporation will default in providing for the payment of the redemption price plus accumulated and unpaid dividends, if any), dividends will cease to accrue on those shares of Series C Preferred Stock, those shares of Series C Preferred Stock will no longer be deemed outstanding, and all rights of the holders of those shares will terminate, except the right to receive the redemption price plus accumulated and unpaid dividends, if any, payable upon redemption.
(g)If any redemption date is not a Business Day, then the redemption price and accumulated and unpaid dividends, if any, payable upon redemption may be paid on the next Business Day and no interest, additional dividends or other sums will accumulate on the amount payable for the period from and after that redemption date to that next Business Day.
(h)If less than all of the outstanding Series C Preferred Stock is to be redeemed, in the event the Corporation calls shares of Series C Preferred Stock for redemption pursuant to this Section 6, the Series C Preferred Stock to be redeemed will be selected pro rata (as nearly as may be practicable without creating fractional shares) or by any other equitable method the Corporation will determine.
(i)In connection with any redemption of the Series C Preferred Stock, the Corporation will pay, in cash or a new series of preferred stock, as applicable, any accumulated and unpaid dividends up to, but not including, the redemption date, unless a redemption date falls after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case each Holder at the close of business on such Dividend Record Date will be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares before such Dividend Payment Date.
(j)Subject to applicable law, the Corporation may purchase shares of Series C Preferred Stock in the open market, by tender or by private agreement. Any shares of Series C Preferred Stock that the Corporation acquires may be retired and reclassified as authorized but unissued shares of Preferred Stock, without designation as to class or series, and may thereafter be reissued as any class or series of Preferred Stock.

7.Amendment. No provision in this Certificate of Designations may be amended, waived or modified except by an instrument in writing executed by the Corporation and a majority of the holders of record of the issued and outstanding Series C Preferred Stock as of the date of the amendment, waiver or modification, and any such written amendment, modification or waiver will be binding upon the Corporation and each Holder.
8.Voting Rights.
(a)Holders will not have any voting rights, except as required by Delaware law and as set forth in Section 8(c) hereof. On each matter on which Holders are entitled to vote, each share of Series C Preferred Stock will be entitled to one vote.
(b)Except as expressly stated in this Section 8 or as may be required by applicable law, the Series C Preferred Stock will not have any relative, participating, optional or other special voting rights or powers and the consent of the holders thereof will not be required for the taking of any corporate action.
(c)As long as the Holders beneficially own any shares of Series C Preferred Stock, the Corporation shall not, and shall not permit any of its subsidiaries to, directly or indirectly (whether by amending the Certificate of Incorporation of the Corporation (including this Certificate of Designations) or any such subsidiary, or by reclassification, merger, consolidation, reorganization, recapitalization or otherwise) do any of the following without (in addition to any other vote required by applicable law or the Certificate of Incorporation) the written consent or affirmative vote of the Holders of at least 50% of the outstanding shares of Series C Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a single class:
i.create or authorize the creation of (including by increasing the authorized amount of) or issue any Senior Securities or Parity Securities, or any securities convertible into or exercisable or exchangeable for any Senior Securities or Parity Securities, or amend or alter the Certificate of Incorporation to increase the number of authorized shares of Preferred Stock except to authorize, create and/or issue Preferred Stock as PIK Dividends to the Holders or their affiliates;
ii.reclassify or modify any existing class or series of equity securities in a manner that would result in such class or series of equity securities being Senior Securities or Parity Securities;
iii.issue any shares of Preferred Stock, other than pursuant to a PIK Dividend;
iv.alter, change or amend the number of authorized shares of Series C Preferred Stock;
v.alter, change or amend the terms, rights, preferences or privileges of the Series C Preferred Stock in any manner;
vi.amend, waive, alter or repeal any provision of the Corporation’s Certificate of Incorporation, bylaws or comparable organizational documents in a manner that would adversely affect the Series C Preferred Stock or the rights, preferences or privileges of the Series C Preferred Stock;
vii.declare or pay a dividend or distribute cash or property through dividends or other distributions in respect of any Junior Securities (other than dividends or distributions on Junior Securities payable solely in such Junior Securities or other Junior Securities);
viii.redeem, purchase or otherwise acquire any Junior Securities (or pay into or set aside a sinking fund for such purpose), except for the repurchase of shares of the Corporation’s common stock from employees, officers, directors, consultants or other persons performing services for the Corporation pursuant to agreements and incentive plans under which the Corporation has the right to repurchase such shares at cost upon the occurrence of certain events, such as the termination of services;

ix.create or hold capital stock in any subsidiary of the Corporation that is not wholly owned by the Corporation (except that the Corporation and/or its subsidiaries may hold capital stock of any subsidiary of the Corporation that is not wholly owned by the Corporation which capital stock was created and/or held by the Corporation or any subsidiary of the Corporation prior to the date of this Certificate of Designations; or
x.commence any voluntary liquidation, bankruptcy, dissolution, recapitalization, reorganization or assignment to the Corporation’s creditors.
9.No Preemptive Rights. No Conversion Rights. The Holders will not have any preemptive rights to purchase or subscribe for the Corporation’s common stock or any other security. The Series C Preferred Stock is not convertible into or exchangeable for any of the Corporation’s common stock or other capital stock
10.Record Holders. The Corporation and the transfer agent for the Series C Preferred Stock may deem and treat the record holder of any Series C Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the transfer agent will be affected by any notice to the contrary.
11.Adjustment. If the Corporation effects a stock dividend, a stock split, or a reverse split of the Series C Preferred Stock, the dividend, liquidation and redemption rates will be proportionately adjusted.
12.Reissuance of Series C Preferred Stock. In the event, any shares of Series C Preferred Stock are redeemed or otherwise acquired by the Corporation, the shares so redeemed or otherwise acquired will be cancelled and will return to the status of authorized and unissued Preferred Stock of no designated class.

CERTIFICATE OF DESIGNATIONS OF
SERIES D 19.5% CUMULATIVE PREFERRED STOCK
Pursuant to Section 151 of the General Corporation Law of the State of Delaware, P3 Health Partners Inc., a Delaware corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, does hereby submit the following:
WHEREAS, the Certificate of Incorporation of the Corporation (as amended, the “Certificate of Incorporation”) authorizes the issuance of up to 10,000,000 shares of the Corporation’s preferred stock, par value $0.0001 per share (“Preferred Stock”), in one or more series, and expressly authorizes the Board of Directors of the Corporation (the “Board”), subject to limitations prescribed by law, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock, and, with respect to each such series, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation., rights, preferences, powers, restrictions, and limitations of the shares of such series;
WHEREAS, it is the desire of the Board to establish and fix the number of shares to be included in a new series of Preferred Stock and the designations, rights, preferences, powers, restrictions, and limitations of the shares of such new series.
NOW, THEREFORE, BE IT RESOLVED, that the Board does hereby provide for the issuance of a series of Preferred Stock and does hereby in this Certificate of Designations (this “Certificate of Designations”) establish and fix and herein state and express the designations, rights, preferences, powers, restrictions, and limitations of such series of Preferred Stock as follows:
1.Designation and Amount. The shares of such series of Preferred Stock will be designated as “Series D 19.5% Cumulative Preferred Stock” (the “Series D Preferred Stock”) and the number of shares constituting such series will be 1,100,000 shares, par value $0.0001 per share and a stated value of $100.00 per share (the “Stated Value”).
2.No Sinking Fund. The Series D Preferred Stock will not be subject to any sinking fund and will remain outstanding indefinitely unless redeemed or otherwise repurchased as provided in Section 6 hereof. The Corporation is not required to set aside funds to redeem the Series D Preferred Stock.
3.Ranking. The Series D Preferred Stock will rank, with respect to rights to the payment of dividends and the distribution of assets upon the Corporation’s liquidation, dissolution or winding up, (i) senior to all classes or series of the Corporation’s common stock and to all other equity securities issued by the Corporation other than equity securities referenced in clauses (ii) and (iii) of this Section 3 (collectively, “Junior Securities”), (ii) on parity with all equity securities issued by the Corporation with terms specifically providing that those equity securities rank on parity with the Series D Preferred Stock with respect to rights to the payment of dividends and the distribution of assets upon the Corporation’s liquidation, dissolution or winding up, including the Series B Preferred Stock, the Series D Preferred Stock, and the Series D Preferred Stock (collectively, “Parity Securities”); and (iii) effectively junior to all of the Corporation’s existing and future indebtedness (including indebtedness convertible into the Corporation’s common stock or Preferred Stock) and to the indebtedness and other liabilities of (as well as any preferred equity interests held by others in) the Corporation’s existing subsidiaries and any future subsidiaries (collectively, “Senior Securities”).
4.Dividends.
(a)For each share of Series D Preferred Stock, from, and including, the date of issuance (the “Issue Date”) with respect to such share, cumulative dividends shall accrue on the Stated Value of each share of Series D Preferred Stock at a rate of 19.5% (the “Dividend Rate”). Dividends on each share of Series D Preferred Stock shall accrue daily from and after the applicable Issue Date of such share but shall compound on an annual basis, to the extent not paid on a Dividend Payment Date (as defined below) as set forth below, whether or not earned or declared, and whether or not there are earnings or profits, surplus or other funds or assets of the Corporation legally available for the payment of dividends. Dividends payable on the Series D Preferred Stock will be computed on the basis of a 360-day year consisting of twelve 30-day months, provided that for partial dividend periods, dividend payments will be pro-rated, unless otherwise provided in the applicable securities offering and sale documents. Holders of shares of the Series D Preferred Stock (each a “Holder” and collectively, the “Holders”) are entitled to receive, but shall be payable only when, as and if declared by the Board or upon the occurrence of a Liquidity Event (as defined below), out of funds of the Corporation legally available for the payment of dividends, cumulative cash dividends at the Dividend Rate on the Stated Value, or at the sole election of the Corporation, such dividends may be paid in-kind in the form of the issuance of additional shares of Series D Preferred Stock (“PIK Dividend”). Accrued but undeclared dividends shall not be payable unless otherwise declared by the Board or upon the occurrence of a Liquidity Event. For the avoidance of doubt, dividends shall accrue pursuant to the terms of this Section 4 on any shares of Series D Preferred Stock issued as PIK Dividends from the Issue Date of such shares. Commencing on the Issue Date, dividends will accrue on the Series D Preferred Stock daily and will be payable on such date declared by the Board or the occurrence of a Liquidity Event (each such date, a “Dividend Payment Date”) to the holders of record of the Series D Preferred Stock as they appear on the stock records of the Corporation at the close of business on the day preceding the Dividend Payment Date, regardless of whether a Business Day (as defined below) (each, a “Dividend Record Date”); provided, that if any Dividend Payment Date is not a Business Day, then the dividend which would otherwise have been payable on that Dividend Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Dividend Payment Date, and no interest, additional dividends or other sums will accumulate on the amount so payable for the period from and after such Dividend Payment Date to such next succeeding Business Day. The Corporation shall not issue any fractional shares of Series D Preferred Stock upon a PIK Dividend and in the event that any PIK Dividend would result in the issuance of a fractional share, the number of shares of Series D Preferred Stock issued or issuable to such Holder shall be rounded up to the nearest whole share of Series D Preferred Stock.
(b)No dividends on shares of Series D Preferred Stock will be authorized by the Board or paid or set apart for payment by the Corporation at any time when the authorization, payment or setting apart for payment is restricted or prohibited by law.
(c)Notwithstanding anything to the contrary contained herein, unless paid in cash or in-kind, dividends on the Series D Preferred Stock will accrue regardless of whether the Corporation has earnings, regardless of whether there are funds legally available for the payment of those dividends and regardless of whether those dividends are declared by the Board. Any dividend payment made on the Series D Preferred Stock will first be credited against the earliest accumulated but unpaid dividend due with respect to those shares of Series D Preferred Stock.
(d)Future cash distributions on the Corporation’s common stock, and any other series of Preferred Stock (if issued), including the Series D Preferred Stock, will be at the discretion of the Board and will depend on, among other things, the Corporation’s results of operations, cash flow from operations, financial condition and capital requirements, any debt service requirements, applicable legal requirements and any other factors the Board deems relevant. Accordingly, the Corporation cannot guarantee that it will be able to make cash distributions on its Series D Preferred Stock or what the actual distributions will be for any future period.
(e)Unless full cumulative dividends on all shares of Series D Preferred Stock have been or contemporaneously are declared and paid or declared and a sum or shares sufficient for the payment thereof has been or contemporaneously is set apart for payment for all past dividend periods, no dividends will be declared or paid or set aside for payment upon shares of common stock or Preferred Stock that the Corporation may issue ranking junior to or on parity with the Series D Preferred Stock as to the payment of dividends, or upon liquidation, dissolution, or winding up or will any other distribution be declared or made upon shares of common stock or Preferred Stock that the Corporation may issue ranking junior to or on parity with the Series D Preferred Stock as to the payment of dividends, or the distribution of assets upon liquidation, dissolution, or winding up.
(f)When dividends are not paid in full (or a sum or shares sufficient for such full payment is not so set apart) upon the Series D Preferred Stock and the shares of any other series of Preferred Stock that the Corporation may issue ranking on a parity as to the payment of dividends with the Series D Preferred Stock, all dividends declared on the Series D Preferred Stock and any other series of Preferred Stock that the Corporation may issue ranking on parity as to the payment of dividends with the Series D Preferred Stock will be declared pro rata so that the amount of dividends declared per share of Series D Preferred Stock and such other series of Preferred Stock that the Corporation may issue will in all cases bear to each other the same ratio that accrued dividends per share on the Series D Preferred Stock and such other series of Preferred Stock that the Corporation may issue (which will not include any accrual in respect of unpaid dividends for prior dividend periods if such Preferred Stock does not have a cumulative dividend) bear to each other. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment or payments on the Series D Preferred Stock that may be in arrears.
(g)Following are definitions of certain terms used in this Certificate of Designations.
i.“Business Day” will mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of Delaware are authorized or obligated by law or executive order to close.
ii.“Liquidity Event” means any of the following:
(1)the Corporation fails to pay any obligation hereunder, when and as the same will become due and payable under the terms hereof;
(2)an involuntary proceeding is commenced or an involuntary petition is filed seeking (i) liquidation, reorganization or other relief in respect of the Corporation or its debts, or of a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Corporation or for a substantial part of its assets, and, in the case of each of the foregoing, such proceeding or appointment continues undismissed, or unstayed and in effect, for a period of forty-five (45) days after the institution thereof; provided, that, if an order, decree or judgment is granted or entered (whether or not entered or subject to appeal) against Corporation in the interim, such grace period will cease to apply; provided further, that, if the Corporation files an answer admitting the material allegations of a petition filed against it in any such proceeding, such grace period will cease to apply;
(3)the Corporation (i) voluntarily commences any proceeding or files any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consents to the institution of, or fails to contest in a timely and appropriate manner, any proceeding or petition described in clause (2) of this Section 4, (iii) applies for or consents to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Corporation or for a substantial part of its assets, (iv) files an answer admitting the allegations of a petition filed against it in any such proceeding, or (v) admits in writing its inability to pay its debts as they come due or make a general assignment for the benefit of creditors; or
(4)the failure by the Corporation to observe any other covenant set forth herein and such failure will continue unremedied for a period of thirty (30) days after the earlier of the date on which (i) an officer of the Corporation obtains knowledge of such failure or (ii) written notice of such failure will have been given to the Corporation by Holder; or
(5)the occurrence of any “event of default” or similar event under the Senior Loan Agreement or any other indebtedness of the Corporation; or

(6)any Material Adverse Change (as defined in the Senior Loan Agreement) will occur; or
(7)one or more judgments or settlements for the payment of money in an aggregate amount in excess of two million five hundred thousand U.S. Dollars ($2,500,000) (or the equivalent amount in other currencies) will be rendered against or entered into by the Corporation, any of its subsidiaries or any combination thereof and (i) the same will remain undismissed, unsatisfied or undischarged for a period of forty-five (45) consecutive days during which execution will not be effectively stayed or (ii) any action will be legally taken by a judgment or settlement creditor to attach or levy upon any assets of the Corporation or any of its subsidiaries to enforce any such judgment or settlement.
(8)the occurrence of an Asset Sale or Involuntary Disposition (or series of related Asset Sales or Involuntary Dispositions) while the Series D Preferred Stock is outstanding, yielding Net Proceeds in excess of three million Dollars ($3,000,000) in the aggregate for all Asset Sales and Involuntary Dispositions (and series thereof), or if the assets subject to such Asset Sale, Involuntary Disposition or series thereof represent substantially all of the assets or revenues of the Corporation and its subsidiaries, on a consolidated basis, or represent any specific line of business which either on its own or together with other lines of business sold or otherwise disposed of account for revenue generated by such lines of business exceeding fifteen percent (15%) of the revenue of the Corporation and its subsidiaries, on a consolidated basis, in the immediately preceding year.
(9)the occurrence of a Change of Control or Qualified Financing,
iii.“Asset Sale” sale means any sale, lease, license, transfer, or otherwise disposition of any of the Corporation’s or its subsidiaries’ property (including accounts receivable and equity interests of subsidiaries) to any person in one transaction or series of transactions, except: transfers of cash in the ordinary course of its business for equivalent value; sales of inventory in the ordinary course of its business on ordinary business terms; development and other collaborative arrangements where such arrangements provide for the licenses or disclosure of intellectual property rights in the ordinary course of business and consistent with general market practices where such license requires periodic payments based on per unit sales of a product, service or procedure over a period of time; provided, that, each such license does not effect a legal transfer of title to such intellectual property rights, that each such license must be a true license as opposed to a license that is a sales transaction in substance and that each such license does not materially restrict the ability of the Corporation or any of its subsidiaries to commercialize any material product of, or provide any material service or procedure by, the Corporation or any of its subsidiaries; licenses, sublicenses, leases or subleases granted to third parties in the ordinary course of business (but limited, in the case of licenses of intellectual property, to non-exclusive licenses), in each case, not interfering with the business of the Corporation and its subsidiaries; the sale or discount, in each case without recourse, of accounts receivable arising in the ordinary course of business in connection with the collection or compromise thereof; the lapse, abandonment, of other disposition of intellectual property that in the commercially reasonable business judgment of the Corporation is not (1) necessary or material for the conduct of the businesses of the Corporation and its subsidiaries or (2) material to the value of the Corporation and its subsidiaries; and dispositions, sales or other transfers among the Corporation and its subsidiaries.
iv.“Change of Control” means (1) at any time and for any reason whatsoever, any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than Chicago Pacific Capital, L.P., Chicago Pacific Founders GP, L.P. and their respective controlled affiliates, is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act, except that a person or group will be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 35% or more of the equity interests of the Corporation entitled to vote for members of the Board of Directors of the Corporation on a fully diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right), (2) at any time and for any reason whatsoever, Chicago Pacific Capital, L.P., Chicago Pacific Founders GP, L.P., the Corporation and their respective controlled affiliates will cease to own and control, directly or indirectly, beneficially and of record, equity interests representing more than 40% of the aggregate ordinary voting power for the election of the Board of Directors of P3 Health Group, LLC (“P3HG”) represented by the issued and outstanding equity interests of P3HG on a fully-diluted basis, (3) at any time and for any reason whatsoever, the Corporation will cease to be the sole managing member of P3HG, or (4) the occurrence of any “Change of Control” (or any equivalent term) under any the Senior Loan Agreement.
v.“Involuntary Disposition” means any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any property of the Corporation or any subsidiary of the Corporation.
vi.“Net Proceeds” means the aggregate amount of the cash proceeds received from any Asset Sale or Involuntary Disposition, net of (1) any bona fide costs and expenses incurred in connection with such Asset Sale or Involuntary Disposition, as applicable, (2) income, franchise, sales and other applicable taxes paid or required to be paid (as reasonably estimated in good faith by the Corporation) as a result of such Asset Sale or Involuntary Disposition, as applicable, in respect of the taxable year such Asset Sale or Involuntary Disposition, as applicable, is consummated, the computation of which will, in each case take into account the actual reduction in tax liability resulting from any available operating losses, net operating loss carryovers, tax credits, tax carry forwards or similar tax attributes, or deductions and any tax sharing arrangements, (3) the amount of any reasonable reserve established in accordance with U.S. generally accepted accounting principles against any adjustment to the sale price or any liabilities related to any of the assets sold (provided, that, to the extent and at the time any such amounts are released from reserve, such amounts will constitute Net Proceeds) and (4) amounts required to be applied to the prepayment of the obligations under the Senior Loan Agreement.
vii.“Qualified Financing” means the Corporation obtaining in one transaction or a series of related transactions financing through the sale of equity securities or debt securities, however structured, in an amount sufficient to permit the Corporation to repay in full all obligations payable under the Senior Loan Agreement.
viii.“Senior Loan Agreement” means that certain Term Loan Agreement dated as of November 19, 2020 by and among P3HG, as borrower, the subsidiary guarantors from time to time party thereto, CRG, as administrative agent and collateral agent, and the lenders from time to time party thereto (as amended on November 16, 2021 and December 21, 2021 and as further amended, restated, supplemented, extended, or otherwise modified from time to time), or a substantially similar replacement facility.
ix.“Subordination Obligations” means any restrictions existing on the date hereof, including structural and contractual restrictions, that subordinate, or have the effect of subordinating, the redemption rights of Holders hereunder with respect to the Senior Loan Agreement. Without limiting the foregoing, all redemption rights and obligations hereunder are subordinated in right of payment and the exercise of any right or remedy hereunder is subordinated, in each case, to the payment of all obligations of the Corporation and its subsidiaries to the Lenders and the other Secured Parties (each as defined in the Senior Loan Agreement) pursuant to the Senior Loan Agreement and the other Loan Documents (as defined in the Senior Loan Agreement) pursuant to and in accordance with the terms of the Subordination Agreement (as defined in the Senior Loan Agreement) existing on the date hereof.
5.Liquidation Preference.
(a)In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Holders will be entitled to be paid out of the assets the Corporation has legally available for distribution to its stockholders, with respect to the distribution of assets upon liquidation, dissolution or winding up, a liquidation preference of $100.00 per share, plus an amount equal to any accumulated and unpaid dividends up until, but not including, the date of payment, before any distribution of assets is made to holders of the Corporation’s common stock or any other class or series of the Corporation’s capital stock that it may issue that ranks junior to the Series D Preferred Stock as to liquidation rights.
(b)In the event that, upon any such voluntary or involuntary liquidation, dissolution, or winding up, the available assets of the Corporation are insufficient to pay the amount of the liquidating distributions on all outstanding shares of Series D Preferred Stock and the corresponding amounts payable on all shares of other classes or series of capital stock of the Corporation that it may issue ranking on parity with the Series D Preferred Stock in the distribution of assets, then the Holders and all other such classes or series of capital stock ranking on parity with the Series D Preferred Stock will share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.
(c)Holders will be entitled to written notice of any such liquidation, dissolution or winding up no fewer than 30 days and no more than 60 days prior to the payment date. After payment of the full amount of the liquidating distributions to which they are entitled, the Holders will have no right or claim to any of the remaining assets of the Corporation. The consolidation or merger of the Corporation with or into any other corporation, trust or entity or of any other entity with or into the Corporation, or the sale, lease, transfer or conveyance of all or substantially all of the property or business of the Corporation, will not be deemed a liquidation, dissolution or winding up of the Corporation.
6.Redemption.
(a)All voluntary or mandatory redemptions, in whole or in part, hereunder are subject to Subordination Obligations.
(b)The Corporation may, at its option and upon not less than 10 nor more than 60 days’ written notice, redeem the Series D Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $100.00 per share, plus any accumulated and unpaid dividends thereon up to, but not including, the redemption date (the “Redemption Price”).
(c)In the event of a Qualified Financing, the Holders have the right, but not the obligation, to redeem, in whole or in part, shares of Series D Preferred Stock for the Redemption Price upon written notice to the Corporation as set forth below.
(d)In the event the Corporation elects to redeem the Series D Preferred Stock pursuant to this Section 6, the notice of redemption will be mailed to each holder of record of the Series D Preferred Stock called for redemption at such holder’s address as it appears on the Corporation’s stock transfer records, not less than 10 nor more than 60 days prior to the redemption date, and will state the following: (i) the redemption date; (ii) the number of shares of Series D Preferred Stock to be redeemed; (iii) the applicable redemption price per share plus any accrued but unpaid dividends; (iv) the place or places where certificates (if any) for the Series D Preferred Stock are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accumulate on the redemption date. If less than all of the shares of Series D Preferred Stock held by any Holder are to be redeemed, the notice mailed to such Holder will also specify the number of shares of Series D Preferred Stock held by such Holder to be redeemed. No failure to give such notice or any defect thereto or in the mailing thereof will affect the validity of the proceedings for the redemption of any shares of Series D Preferred Stock except as to the

Holder to whom notice was defective or not given. ln the event the Holders elect to redeem the Series D Preferred Stock pursuant to this Section 6, the notice of redemption will be mailed to the Corporation at its principal executive office within 30 days following the occurrence of an event set forth in Section 6(c) or Section 6(d) and not less than 10 nor more than 60 days prior to the redemption date, and will state the following: (i) the redemption date; (ii) the number of shares of Series D Preferred Stock to be redeemed; and (iii) the applicable redemption price per share plus any accrued but unpaid dividends. Within 2 Business Days following such notice, the Corporation shall mail to each holder of record of the Series D Preferred Stock called for redemption at such holder’s address as it appears on the Corporation’s stock transfer records a notice confirming (a) the redemption date; (b) the number of shares of Series D Preferred Stock to be redeemed; and (c) the applicable redemption price per share plus any accrued but unpaid dividends, and setting forth the (x) the place or places where certificates (if any) for the Series D Preferred Stock are to be surrendered for payment of the redemption price; (y) that dividends on the shares to be redeemed will cease to accumulate on the redemption date. If less than all of the shares of Series D Preferred Stock held by any Holder are to be redeemed, the notice mailed by such Holder to the Corporation will also specify the number of shares of Series D Preferred Stock held by such Holder to be redeemed. No failure to give such notice or any defect thereto or in the mailing thereof will affect the validity of the proceedings for the redemption of any shares of Series D Preferred Stock.
(e)Holders to be redeemed will surrender the Series D Preferred Stock (if certificated) at the place designated in the notice of redemption and will be entitled to the redemption price and any accumulated and unpaid dividends payable upon the redemption following the surrender.
(f)If notice of redemption of any shares of Series D Preferred Stock has been given by a Holder or the Corporation, as applicable, and if the Corporation irrevocably sets aside the funds or shares of a new series of preferred stock, as applicable, necessary for redemption in trust for the benefit of the Holders so called for redemption, then from and after the redemption date (unless the Corporation will default in providing for the payment of the redemption price plus accumulated and unpaid dividends, if any), dividends will cease to accrue on those shares of Series D Preferred Stock, those shares of Series D Preferred Stock will no longer be deemed outstanding, and all rights of the holders of those shares will terminate, except the right to receive the redemption price plus accumulated and unpaid dividends, if any, payable upon redemption.
(g)If any redemption date is not a Business Day, then the redemption price and accumulated and unpaid dividends, if any, payable upon redemption may be paid on the next Business Day and no interest, additional dividends or other sums will accumulate on the amount payable for the period from and after that redemption date to that next Business Day.
(h)If less than all of the outstanding Series D Preferred Stock is to be redeemed, in the event the Corporation calls shares of Series D Preferred Stock for redemption pursuant to this Section 6, the Series D Preferred Stock to be redeemed will be selected pro rata (as nearly as may be practicable without creating fractional shares) or by any other equitable method the Corporation will determine.
(i)In connection with any redemption of the Series D Preferred Stock, the Corporation will pay, in cash or a new series of preferred stock, as applicable, any accumulated and unpaid dividends up to, but not including, the redemption date, unless a redemption date falls after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case each Holder at the close of business on such Dividend Record Date will be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares before such Dividend Payment Date.
(j)Subject to applicable law, the Corporation may purchase shares of Series D Preferred Stock in the open market, by tender or by private agreement. Any shares of Series D Preferred Stock that the Corporation acquires may be retired and reclassified as authorized but unissued shares of Preferred Stock, without designation as to class or series, and may thereafter be reissued as any class or series of Preferred Stock.

7.Amendment. No provision in this Certificate of Designations may be amended, waived or modified except by an instrument in writing executed by the Corporation and a majority of the holders of record of the issued and outstanding Series D Preferred Stock as of the date of the amendment, waiver or modification, and any such written amendment, modification or waiver will be binding upon the Corporation and each Holder.
8.Voting Rights.
(a)Holders will not have any voting rights, except as required by Delaware law and as set forth in Section 8(c) hereof. On each matter on which Holders are entitled to vote, each share of Series D Preferred Stock will be entitled to one vote.
(b)Except as expressly stated in this Section 8 or as may be required by applicable law, the Series D Preferred Stock will not have any relative, participating, optional or other special voting rights or powers and the consent of the holders thereof will not be required for the taking of any corporate action.
(c)As long as the Holders beneficially own any shares of Series D Preferred Stock, the Corporation shall not, and shall not permit any of its subsidiaries to, directly or indirectly (whether by amending the Certificate of Incorporation of the Corporation (including this Certificate of Designations) or any such subsidiary, or by reclassification, merger, consolidation, reorganization, recapitalization or otherwise) do any of the following without (in addition to any other vote required by applicable law or the Certificate of Incorporation) the written consent or affirmative vote of the Holders of at least 50% of the outstanding shares of Series D Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a single class:
i.create or authorize the creation of (including by increasing the authorized amount of) or issue any Senior Securities or Parity Securities, or any securities convertible into or exercisable or exchangeable for any Senior Securities or Parity Securities, or amend or alter the Certificate of Incorporation to increase the number of authorized shares of Preferred Stock except to authorize, create and/or issue Preferred Stock as PIK Dividends to the Holders or their affiliates;
ii.reclassify or modify any existing class or series of equity securities in a manner that would result in such class or series of equity securities being Senior Securities or Parity Securities;
iii.issue any shares of Preferred Stock, other than pursuant to a PIK Dividend;
iv.alter, change or amend the number of authorized shares of Series D Preferred Stock;
v.alter, change or amend the terms, rights, preferences or privileges of the Series D Preferred Stock in any manner;
vi.amend, waive, alter or repeal any provision of the Corporation’s Certificate of Incorporation, bylaws or comparable organizational documents in a manner that would adversely affect the Series D Preferred Stock or the rights, preferences or privileges of the Series D Preferred Stock;
vii.declare or pay a dividend or distribute cash or property through dividends or other distributions in respect of any Junior Securities (other than dividends or distributions on Junior Securities payable solely in such Junior Securities or other Junior Securities);
viii.redeem, purchase or otherwise acquire any Junior Securities (or pay into or set aside a sinking fund for such purpose), except for the repurchase of shares of the Corporation’s common stock from employees, officers, directors, consultants or other persons performing services for the Corporation pursuant to agreements and incentive plans under which the Corporation has the right to repurchase such shares at cost upon the occurrence of certain events, such as the termination of services;

ix.create or hold capital stock in any subsidiary of the Corporation that is not wholly owned by the Corporation (except that the Corporation and/or its subsidiaries may hold capital stock of any subsidiary of the Corporation that is not wholly owned by the Corporation which capital stock was created and/or held by the Corporation or any subsidiary of the Corporation prior to the date of this Certificate of Designations; or
x.commence any voluntary liquidation, bankruptcy, dissolution, recapitalization, reorganization or assignment to the Corporation’s creditors.
9.No Preemptive Rights. No Conversion Rights. The Holders will not have any preemptive rights to purchase or subscribe for the Corporation’s common stock or any other security. The Series D Preferred Stock is not convertible into or exchangeable for any of the Corporation’s common stock or other capital stock
10.Record Holders. The Corporation and the transfer agent for the Series D Preferred Stock may deem and treat the record holder of any Series D Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the transfer agent will be affected by any notice to the contrary.
11.Adjustment. If the Corporation effects a stock dividend, a stock split, or a reverse split of the Series D Preferred Stock, the dividend, liquidation and redemption rates will be proportionately adjusted.
12.Reissuance of Series D Preferred Stock. In the event, any shares of Series D Preferred Stock are redeemed or otherwise acquired by the Corporation, the shares so redeemed or otherwise acquired will be cancelled and will return to the status of authorized and unissued Preferred Stock of no designated class.